UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. ____)

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Preliminary Information Statement

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Definitive Information Statement

BROADCAST INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

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BROADCAST INTERNATIONAL, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held October 16, 2006

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Broadcast International, Inc., a Utah corporation, will be held at our studio offices located at 7100 South Hi Tech Drive, Salt Lake City, Utah 84047, on Monday, October 16, 2006, at 11:00 a.m., Mountain Daylight Savings Time, to consider and vote on the following:

(1)

To elect five directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

(2)

To approve and adopt an amendment to our authorized capital that increases our authorized common stock, $0.05 par value, from 40,000,000 shares to 180,000,000 shares and our authorized preferred stock, no par value, from 10,000,000 shares to 20,000,000 shares;

(3)

To approve and adopt amended and restated articles of incorporation that (i) provide for the limitation on the liability of our directors to the fullest extent permitted under Utah law; (ii) provide for indemnification to our directors and officers to the fullest extent permitted under Utah law; (iii) allow shareholder action to be taken by written consent without a meeting in accordance with Utah corporate law; and (iv) provide for the increase in our authorized capital as described above, if separately approved;

(4)

To ratify the appointment of HJ & Associates, LLC as our independent public accounting firm for the fiscal year ending December 31, 2006; and

(5)

To transact such other business as may properly come before the special meeting and any adjournment thereof.

Only holders of record of our common stock at the close of business on September 14, 2006 will be entitled to notice of, and to vote at, the special meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ RODNEY M. TIEDE

Rodney M. Tiede

President and Chief Executive Officer

Salt Lake City, Utah

September 25, 2006

PLEASE PLAN TO ATTEND THE SPECIAL MEETING.  YOUR VOTE IS IMPORTANT.  ALTHOUGH WE ARE NOT SOLICITING PROXIES FOR THE SPECIAL MEETING, YOU MAY DESIGNATE YOUR OWN PROXY TO REPRESENT AND VOTE YOUR SHARES AT THE SPECIAL MEETING IF YOU ARE UNABLE TO ATTEND.

BROADCAST INTERNATIONAL, INC.

7050 Union Park Avenue, Suite 600

Salt Lake City, Utah 84047

(801) 562-2252

INFORMATION STATEMENT

This information statement is furnished to the shareholders of Broadcast International, Inc., a Utah corporation, in connection with the special meeting of shareholders to be held at our studio offices located at 7100 South Hi Tech Drive, Salt Lake City, Utah 84047, on Monday, October 16, 2006, at 11:00 a.m., Mountain Daylight Savings Time, and any adjournment thereof.  This information statement and the accompanying notice of special meeting are first being mailed to our shareholders on or about September 25, 2006.

References in this information statement to “we,” “our,” “us” and “Broadcast International” refer to Broadcast International, Inc. and our consolidated subsidiaries.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

At the special meeting, our shareholders will consider and vote on the following:

(1)

To elect five directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

(2)

To approve and adopt an amendment to our authorized capital that increases our authorized common stock, $0.05 par value, from 40,000,000 shares to 180,000,000 shares and our authorized preferred stock, no par value, from 10,000,000 shares to 20,000,000 shares;

(3)

To approve and adopt amended and restated articles of incorporation that (i) provide for the limitation on the liability of our directors to the fullest extent permitted under Utah law; (ii) provide for indemnification to our directors and officers to the fullest extent permitted under Utah law; (iii) allow shareholder action to be taken by written consent without a meeting in accordance with Utah corporate law; and (iv) provide for the increase in our authorized capital as described above, if separately approved;

(4)

To ratify the appointment of HJ & Associates, LLC as our independent public accounting firm for the fiscal year ending December 31, 2006; and

(5)

To transact such other business as may properly come before the special meeting and any adjournment thereof.

Our board of directors has fixed September 14, 2006 as the record date for determining the holders of record of our common stock entitled to notice of, and to vote at, the special meeting and any adjournment thereof.

We will incur all costs and expenses related to this information statement, including expenses in connection with the preparation and mailing of this information statement and all documents that now accompany or may hereafter supplement it.  It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the information statement to the beneficial owners of the common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

INFORMATION CONCERNING VOTING

Only holders of record of common stock at the close of business on September 14, 2006, the record date, are entitled to vote at the special meeting.  A quorum for the purposes of conducting business at the special meeting is the presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote.  As of the record date, we had 34,586,609 shares of our common stock outstanding.  Holders of common stock are entitled to one vote per share at the special meeting.

If a shareholder abstains from voting on any matter, we will count the abstention as present for purposes of determining whether a quorum is present at the special meeting for the transaction of business.  Therefore, abstentions have the same effect as votes cast against the proposals, except with respect to the election of directors, in which case abstentions have the effect of neither votes cast for nor against specified director nominees.  Any broker non-votes will be treated the same as abstentions.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that matter and has not received instructions from the beneficial owner.

When a quorum is present in the election of directors, the nominees receiving the greatest number of votes will be elected to our board of directors.  With respect to the proposals regarding an increase to our authorized capital and the amended and restated articles of incorporation, such matters will be voted on separately and will be approved by the shareholders if a majority of the outstanding shares of common stock votes in favor of each proposal.  With respect to all other matters which may properly come before the special meeting, unless a greater number of votes is required by law, when a quorum exists a matter will be approved by the shareholders if the votes cast in favor of the proposal exceed the votes cast in opposition.

ANNUAL REPORT

In lieu of distributing with this information statement a separate annual report to shareholders, we have included in this information statement all of the information, including audited financials statements, that would have been required in such annual report.  We will also provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2005, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission.  Written requests for that information should be directed to the Secretary at the address on the first page of this information statement.

PROPOSAL ONE ELECTION OF DIRECTORS

Five directors will be elected at the special meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.  Our board of directors has nominated for election as directors the following individuals: William H. Davidson, Kirby D. Cochran, James E. Solomon, Rodney M. Tiede and Bruno Wu.  Certain information regarding the director nominees is contained below under the heading “Executive Officers and Directors.”

All director nominees are current members of the board.  The nominees have consented to serve if elected to the board.  In the event that one or more of the nominees is unable to serve as a director at the time of the special meeting, the board of directors will provide a substitute, who will be elected by the shareholders present at the meeting.  At this time, we know of no reason why any nominee might be unavailable to serve.

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers and directors:

Name	Age	Position
William Davidson, Ph.D.	54	Chairman of the Board
Rodney M. Tiede	45	Chief Executive Officer, President and Director
Randy Turner	50	Chief Financial Officer and Treasurer
Reed L. Benson	59	Vice President, Secretary and General Counsel
James E. Solomon	55	Director
Kirby D. Cochran	52	Director
Bruno Wu, Ph.D.	39	Director

William Davidson, Ph.D. has been our Chairman of the Board and a director since March 2006.  Since 1984, Dr. Davidson has been President of MESA Research, a management consulting firm which he founded.  From 1985 to 1998, he served as a tenured Professor of Management at the Marshall School of Business, University of Southern California.  Dr. Davidson held leadership responsibilities in Deloitte & Touche LLP’s telecom and media management consulting practice from 1996 to 1998.  Dr. Davidson earned an A.B. in Economics, a Masters in Business Administration Degree and a Doctorate Degree in Business Administration, all from Harvard University.

Rodney M. Tiede has been our Chief Executive Officer, President and a director since the acquisition of BI Acquisitions, Inc., or BI, a wholly-owned subsidiary, in October 2003.  From August 2000 to the present, Mr. Tiede has been the President, Chief Executive Officer and a director of BI.  From April 2003 to the present, Mr. Tiede has also been the Chief Executive Officer and a director of Interact Devices, Inc., or IDI, a consolidated subsidiary.  From November 1987 to August 2000, Mr. Tiede was employed as Director of Sales, Vice President and General Manager of Broadcast International, Inc., the predecessor of BI.  Mr. Tiede received a Bachelor of Science Degree in Industrial Engineering from the University of Washington in 1983.

Randy Turner has been our Chief Financial Officer and Treasurer since the BI acquisition in October 2003.  He was also a director of ours from October 2003 until February 2006.  From August 2000 to the present, Mr. Turner has been the Chief Financial Officer and Secretary of BI.  From April 2003 to the present, Mr. Turner has also been the Chief Financial Officer and Secretary of IDI.  From January 1990 to August 2000, Mr. Turner was Chief Accounting Officer of Broadcast International, Inc., the predecessor of BI, and Treasurer of Data Broadcasting Corporation, the former parent company of BI.  He received a Bachelor of Science Degree in Accounting from Weber State University in 1985.

Reed L. Benson has been our Vice President, Secretary and General Counsel since the BI acquisition in October 2003.  He was also a director of ours from October 2003 until August 2006.  He has been in the private practice of law from April 2000 to the present and consulted directly with BI during that period.  From August 1987 to April 2000, he was Vice President, Secretary and General Counsel of Broadcast International, Inc., the predecessor of BI, and from June 1995 to April 2000, he served as Vice President, Secretary and General Counsel of Data Broadcasting Corporation, the former parent company of BI.  From April 2003 to the present, Mr. Benson has also been the General Counsel and a director of IDI.  Mr. Benson is President and a director of Xvariant, Inc., a public company.  Mr. Benson received a Bachelor of Science Degree in Accounting from the University of Utah in 1971 and a Juris Doctor Degree from the University of Utah College of Law in 1976.  Mr. Benson became a certified public accountant in 1974 and is currently an attorney licensed to practice in Utah.

James E. Solomon has been a director of ours since September 2005.  From 1995 to January 2002, Mr. Solomon was a business consultant primarily for emerging growth companies.  In January 2002, he formed Corporate Development Services, Inc., a business consulting firm, and has served as President since its formation.  From June

1993 to the present, Mr. Solomon has been an adjunct professor at the Graduate School of Business at the University of Utah.  Mr. Solomon serves on the board of directors of Nevada Chemicals, Inc., a public company, as well as several privately-held companies. Mr. Solomon received a Bachelor of Science Degree in Finance from the University of Utah in 1972.  Mr. Solomon became a certified public accountant in 1974.

Kirby D. Cochran has been a director of ours since February 2006.  For the past five years, Mr. Cochran has been an angel investor and business consultant, assisting growth stage companies with their strategy and operations.  From May 1999 to May 2005, he taught graduate school as an adjunct professor in the Business and Finance Departments at the University of Utah.  Mr. Cochran holds a Masters in Business Administration Degree from North Dakota State University.

Bruno Wu, Ph.D. has been a director of ours since August 2006.  Dr. Wu is the co-founder and Executive Chairman of Sun Media Investment Holdings, a private media group in China, and has served in such positions and affiliated capacities since 2001.  From 2001 to 2002, Dr. Wu was also the Co-Chairman of SINA Corporation, a Chinese internet media company.  Prior to Sun Media, Dr. Wu was the Chief Operating Officer of ATV, one of the two free-to-air networks in Hong Kong, from June 1998 to February 1999.  Dr. Wu serves as Chairman of the Board of Sun New Media Inc., a public company.  Dr. Wu received his Diploma of Studies in French Civilization from the University of Savoie, France, and graduated with a Bachelor of Science in Business Administration-Finance from Culver-Stockton College in Missouri.  He later received his Master of Arts in International Affairs from Washington University, Missouri and his Ph.D. from the International Politics Department of College of Law, Fudan University, Shanghai, China.

Our directors generally serve until the next annual or special meeting of shareholders held for the purpose of electing directors.  Our officers generally serve at the discretion of the board of directors.  One of our directors, Mr. Tiede, is an employee who serves as our Chief Executive Officer and President.  The service of Mr. Tiede and our other two executive officers is governed by the terms of their respective employment contracts.  See “Employment Contracts and Change in Control Arrangements” below.

As noted above, several of our executive officers and directors have served as officers and directors of BI since August 2000 and as officers and directors of IDI since April 2003.  During 2001 and 2002, BI entered into various licensing agreements with IDI and purchased shares of convertible preferred stock of IDI.  Management of BI determined that the CodecSys technology being developed by IDI represented a significant opportunity for BI and its future business prospects.  By April 2003, the financial condition of IDI had deteriorated significantly and BI provided a line of credit to IDI to sustain its operations.  At such time, BI also assumed operational control of IDI.  By October 2003, management of BI realized that IDI could not survive on its own notwithstanding the financial support provided by BI.  Accordingly, IDI filed for bankruptcy protection under chapter 11 of the federal bankruptcy code on October 23, 2003.  Over the next seven months, IDI continued its limited operations and designed a bankruptcy plan of reorganization which was confirmed on May 18, 2004.  Under the plan of reorganization, Broadcast International issued shares of our common stock to creditors of IDI and assumed certain liabilities of IDI in exchange for shares of the common stock of IDI representing majority ownership of IDI.  Since confirmation of the plan of reorganization, the operations of IDI have been consolidated with ours.  For additional information regarding the IDI bankruptcy, see Note 5 of the Audited Financial Statements, Notes to Consolidated Financial Statements included elsewhere in this information statement.

Board and Committee Matters

During 2005, the board of directors held five formal meetings and took two separate actions by unanimous written consent resolution.  Each serving director attending at least 75% of the board meetings.  The board of directors is accountable to our shareholders to build long-term financial performance and value.  The board of directors’ responsibilities include overseeing the business and affairs of our company, hiring and evaluating our chief executive officer; providing guidance, counsel and direction to management in formulating and evaluating operational strategies; monitoring our company’s performance and capital requirements; and ensuring adherence to ethical practices and compliance with federal and state laws, including providing full and fair disclosure to shareholders pursuant to SEC regulations.  We encourage, but do not require, directors and director nominees to attend shareholder meetings.  In 2005, we did not hold an annual or special meeting of shareholders.

We maintain an audit committee of the board and a compensation committee of the board, each of which is discussed below.  We have not established a nominating committee of the board.  Our entire board of directors participates in the selection and nomination of candidates to serve as directors.  Each of our current directors is “independent” under the definition of independence in Rule 4200(a)(15) of the NASD’s listing standards, except for Mr. Tiede who serves as our Chief Executive Officer and President.

When formulating its recommendations for director nominees, the board of directors will consider advice and recommendations offered by our executive officers, shareholders and outside advisors.  All candidates for membership on the board are evaluated on the basis of business experience, financial acumen, professional accomplishments and contacts, educational background, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time to board duties.

We do not have a formal policy concerning shareholder recommendations of candidates for board of director membership.  Our board views that such a formal policy is not necessary at the present time given the board’s willingness to consider candidates recommended by shareholders.  Shareholders may recommend candidates by writing to our Secretary at our principal offices: 7050 Union Park Avenue, Suite 600, Salt Lake City, Utah 84047, giving the candidate’s name, contact information, biographical data and qualifications.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.  Shareholders who wish to nominate a director for election must submit a shareholder proposal no later than December 31, 2006 for our next annual meeting of shareholders that is expected to be held in May 2007.  See “Shareholder Proposals” contained herein.

Audit Committee and Financial Expert

Our audit committee was established in September 2005 and currently includes Messrs. Solomon and Cochran.  Mr. Solomon serves as chairman of the audit committee.  The functions of the audit committee include recommending an independent registered public accounting firm to audit our annual financial statements, reviewing the independence of our auditors, the financial statements and the auditors’ report, and reviewing management’s administration of our system of internal control over financial reporting and disclosure controls and procedures.  The board of directors has not yet adopted a written audit committee charter or similar document.  The audit committee met two times during 2005 with each serving committee member attending at least 75% of the meetings.  Each of the members of the audit committee is “independent” under the definition of independence in Rule 4200(a)(15) of the NASD’s listing standards.

Our board of directors has determined that James E. Solomon meets the requirements of an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K adopted by the Securities and Exchange Commission, or SEC.

Limitation on Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this information statement; the following report of the audit committee of the board of directors, the report of the compensation committee of the board of directors and the performance graph set forth herein shall not be deemed to be incorporated by reference in to any such filings.

Report of the Audit Committee of the board of directors

March 27, 2006

To the Board of Directors of Broadcast International, Inc.:

We have reviewed and discussed with management the audited consolidated financial statements of Broadcast International, Inc. (the “Company”) as of and for the year ended December 31, 2005.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent accountants their independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

James E. Solomon

Kirby D. Cochran

Compensation Committee

Our compensation committee was established in October 2005 and currently includes Messrs. Cochran, Davidson and Solomon.  Mr. Cochran serves as chairman of the compensation committee.  The functions of the compensation committee include reviewing and approving corporate goals relevant to compensation for executive officers, evaluating the effectiveness of our compensation practices, evaluating and approving the compensation of our chief executive officer and other executives, recommending compensation for board members, and reviewing and making recommendations regarding incentive compensation and other employee benefit plans.  The board of directors has not yet adopted a written compensation committee charter or similar document.  The compensation committee did not meet during 2005.  Each of the members of the compensation committee is “independent” under the definition of independence in Rule 4200(a)(15) of the NASD’s listing standards.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of our executive officers served as a member of the compensation committee or as a director of any other company, one of whose executive officers served as a member of the compensation committee of our board or as a director of ours during 2005.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”) is responsible for establishing and reviewing the compensation policies and programs of Broadcast International, Inc. (the “Company”).  The Committee, composed of three independent directors, has oversight responsibility for executive compensation and the benefit programs of the Company.  The Committee annually reviews and determines the salary, bonus and equity compensation awarded to the Company’s chief executive officer (“CEO”).  The Committee also reviews all executive officers’ compensation as recommended by the CEO.

The Committee reports to the board of directors on Committee actions and recommendations.  The Committee has authority to retain, at the Company’s expense, outside counsel, experts, compensation consultants and other advisors as needed.

Compensation Philosophy.  The Company’s general compensation philosophy is designed to align employee compensation with the performance, values and objectives of the Company, while focusing on individual performance.  The Committee believes aligning compensation to the performance of the Company creates an environment in which our employees are stakeholders in the success of the Company and in the creation of long-term shareholder value.

Executive Compensation Policy. The Company’s executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company’s annual performance, its long-term growth objectives, individual performance of the executive officer and its ability to attract and retain qualified executive officers.  The Committee attempts to achieve these goals by integrating competitive annual base salaries with (i) bonuses based on corporate performance and on the achievement of specified performance objectives, and (ii) stock option awards through the Company’s Stock Option Plan.  The Committee believes that cash compensation in the form of salary and bonus provides Company executives with short-term rewards for success in operations.  Long-term compensation, through the award of stock options, encourages growth in management stock ownership, which leads to expansion of management’s increased commitment to long-term success of the Company and shareholder value.

Base Salary.  The Committee approved the 2005 base salary of the CEO and ratified the 2005 compensation of Company’s two other executive officers, as recommended by the CEO.  In determining or ratifying the base salary of each executive officer, the Committee relied on its knowledge of salaries paid to executive officers of other comparable companies, taking into account the Company’s limited financial resources.  In light of the Company’s financial condition and need for capital, the Committee believes it appropriate to leave the base salaries of the executives at relatively modest levels until adequate long-term funding or profitable operations can be maintained.

Annual Bonus Compensation.  Short-term incentives in the form of annual executive bonuses are intended to recognize and reward those employees who contribute meaningfully to the Company’s business, including the CodecSys technology and its potential applications.  The Committee believes that cash bonuses are an appropriate and effective means to recognize and encourage performance and personal accomplishments.  Given the Company’s limited liquidity position, the Committee did not establish a designated or defined bonus pool from which to allocate bonuses to executives.

Stock Based Awards.  Executive officers as well as other employees and outside advisors of the Company are eligible for awards under the Company’s long-term incentive plan which provides for the grant of stock options, stock appreciation rights and restricted stock.  To date, the Company has only granted stock options under the plan.  The Committee believes stock option grants afford a desirable long-term compensation method because they closely ally the interest of management and others with shareholder value.  Because of the substantial equity ownership by Messrs. Tiede and Turner, the Committee did not believe it necessary or appropriate to grant stock options to these officers in 2005.  The Committee did recommend, however, that Mr. Benson receive a grant of stock options based on his ability to influence the Company’s long-term success and on the number of options previously granted to him.

Compensation of Chief Executive Officer. For the fiscal year ended December 31, 2005, the Company paid Rodney M. Tiede, CEO of the Company, a salary of $120,000 and a bonus of $25,000.  Mr. Tiede’s base salary did not increase from 2004.  Mr. Tiede did not receive a bonus in 2004, and the Committee deemed the 2005 bonus appropriate given Mr. Tiede’s performance and the Company’s accomplishments during the year.  The Committee reviewed all components of the CEO’s compensation, including salary, bonus, equity incentive compensation (of which there was none), accumulated realized and unrealized stock option gains, the dollar value to the CEO and cost to the Company of all perquisites and other personal benefits, and the potential value of amounts payable under severance and change-in-control scenarios.  Mr. Tiede’s compensation package was determined to be reasonable and not excessive by the Committee based on the Committee’s knowledge of compensation paid to chief executive officers of comparable public and privately-held companies and on the Company’s performance during 2005.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Kirby D. Cochran

William Davidson

James E. Solomon

Performance Graph

The following graph sets forth the cumulative total shareholder return for our common stock based on the trading prices of the common stock, as reported by the OTC Bulletin Board, compared to a broad stock market (small-cap) index (Russell 2000 Index) and an industry specific index (NYSE ARCA Technology 100 Index).

## COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG BROADCAST INTERNATIONAL, INC., THE RUSSELL 2000 INDEX
AND THE NYSE ARCA TECH 100 INDEX

160
140
120
100
80
60
40
20
0
DOLLARS
12/00
12/01
12/02
12/03
12/04
12/05
BROADCAST INTERNATIONAL, INC.
RUSSELL 2000
NYSE ARCA TECH 100

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

	Cumulative Total Return
	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Broadcast International, Inc.	$100.00	13.00	9.86	7.86	4.64	3.21
Russell 2000 Index	$100.00	102.49	81.49	120.00	142.00	148.46
NYSE ARCA Technology 100 Index	$100.00	76.05	49.77	69.64	72.22	76.21

Compensation of Directors

Our non-employee directors receive fees of $20,000 per year, paid quarterly, and an initial grant of stock options to purchase 75,000 shares (thereafter annual grants to purchase 25,000 shares) of our common stock.  The Chairman of the Board receives an additional initial grant of options to purchase 25,000 shares of our common stock and an additional fee of $5,000 per year.  In addition to the standard director compensation indicated above, each chairman of the audit committee and the compensation committee receives an annual fee of $5,000 for serving in such capacity.  Directors who are employees of Broadcast International receive no additional compensation for serving as directors.  All stock options granted to outside directors have an exercise price equal to the fair market value of the stock at the time of grant, are immediately exercisable and expire ten years from the date of grant.

Communication with the Board

We have not, to date, developed a formal process for shareholder communications with the board of directors.  We believe our current informal process, in which any communication sent to the board of directors, either generally or in care of the chief executive officer, secretary or other corporate officer or director, is forwarded to all members of the board of directors, has served the board’s and the shareholders’ needs.

Summary Executive Compensation

The following table sets forth the compensation of our Chief Executive Officer and the other executive officers for the three years ended December 31, 2005.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Rodney M. Tiede Chief Executive Officer (1)	2005 2004 2003	120,000 120,000 20,000	25,000 0 0	0 50,000 0	6,682 5,824 1,245
Randy Turner Chief Financial Officer (1)	2005 2004 2003	100,000 100,000 25,000	20,000 0 0	0 50,000 0	5,536 4,895 1,068
Reed L. Benson Secretary, General Counsel, Vice President (1)	2005 2004 2003	84,000 81,700(3) 15,000(3)	20,000 0 0	25,000 100,000 0	3,410 1,252 0

(1)

Became an executive officer on October 1, 2003, and includes compensation from such date.

(2)

Includes amounts paid by us for 401(k) matching amounts and employee life insurance.

(3)

Mr. Benson was paid by way of consulting fees until April 2004, which fees are included in the table above. Subsequent to April 2004, Mr. Benson was paid as an employee of ours.

Options/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise Or Base Price ($/SH) (3)	Expiration Date
Reed L. Benson	25,000	7%	2.55	10/2015

_______________________

(1)

All of the options granted in 2005 vest ratably over three years, beginning on October 3, 2006.

(2)

The percentage reflected in the table above was computed based on the total number of shares (375,000) issuable under options granted to employees and directors in 2005.

(3)

The exercise price shown above equals the fair market value on the date of grant, which fair market value was determined by the closing price of our common stock as reported by the OTC Bulletin Board.

Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Values

The following table summarizes for the executive officers the number of stock options exercised during fiscal 2005, the aggregate dollar value realized upon exercise, the total number of unexercised options held at December 31, 2005 and the aggregate dollar value of in-the-money unexercised options held at December 31, 2005.  Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date (based upon the average of the high and low prices of common stock, as reported by the OTC Bulletin Board), and the exercise price of the option.  Options are in-the-money if the fair market value of the underlying securities exceed the exercise price of the option.  The value of unexercised, in-the-money options at December 31, 2005 is the aggregate amount of the difference between their exercise price and $2.25 per share, the fair market value of the underlying stock on December 31, 2005, based on the closing price of the common stock on that date.

The underlying options have not been and may never be exercised.  The actual gains, if any, on exercise will depend on the value of our common stock on the actual date of exercise.  There can be no assurance that these values will be realized.

			Number of Securities Underlying Unexercised Options/SARs At FY-End (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Rodney M. Tiede	-	-	16,667 / 33,333	0 / 0
Randy Turner	-	-	524,723 / 33,333	1,132,965 / 0
Reed L. Benson	-	-	33,333 / 91,667	0 / 0

Stock Option Plan

We have adopted the Broadcast International, Inc. Long-Term Incentive Plan that provides for the grant of stock options, stock appreciation rights and restricted stock to our employees, directors and consultants.  The plan covers a total of 6,000,000 shares of our common stock.  All awards must be granted at fair market value on the date of grant.  The plan is administered by our board of directors.

Employment Contracts and Change in Control Arrangements

In April 2004, we and Mr. Tiede entered into an employment agreement covering Mr. Tiede’s employment for a term commencing upon the execution of the agreement and continuing until December 31, 2006.  The agreement calls for payment of a gross annual salary of not less than $120,000, payable in equal bi-weekly installments for the year ended December 31, 2004, subject to such increases as the board of directors may approve.  The agreement further provides that Mr. Tiede shall receive a performance bonus on an annual basis equal to up to 100% of his base salary for the fiscal year then ended, the exact percentage to be determined in the sole discretion of the board of directors (or the compensation committee thereof) based upon an evaluation of the performance of Mr. Tiede during the previous fiscal year.  The agreement also provides for participation in our long-term incentive stock option plan, the payment of severance pay, and other standard benefits such as vacation, participation in our other benefit plans and reimbursement for necessary and reasonable business expenses.  In the event of a change in control of Broadcast International, defined as the purchase of shares of our capital stock enabling any person or persons to cast 20% or more of the votes entitled to be voted at any meeting to elect directors, Mr. Tiede shall have the right to terminate the employment agreement and receive severance pay equal to the base salary and a bonus equal to 50% of the salary for the remainder of the employment term or two years, whichever is longer.  In addition, if the change of control event results in the shareholders of Broadcast International exchanging their shares for stock or other consideration, Mr. Tiede shall receive an amount equal to the per share price paid to the shareholders of Broadcast International less the pre-announcement price multiplied by 50,000.

In April 2004, we and Mr. Turner entered into an employment agreement covering Mr. Turner’s employment for a term commencing upon the execution of the agreement and continuing until December 31, 2006.  The agreement calls for payment of a gross annual salary of not less than $100,000, payable in equal bi-weekly installments for the year ended December 31, 2004, subject to such increases as the board of directors may approve.  The agreement further provides that Mr. Turner shall receive a performance bonus on an annual basis equal to up to 100% of his base salary for the fiscal year then ended, the exact percentage to be determined in the sole discretion of the board of directors (or the compensation committee thereof) based upon an evaluation of the performance of Mr. Turner during the previous fiscal year.  The agreement also provides for participation in our long-term incentive stock option plan, the payment of severance pay, and other standard benefits such as vacation, participation in our other benefit plans and reimbursement for necessary and reasonable business expenses.  In the event of a change in control of Broadcast International, defined as the purchase of shares of our capital stock enabling any person or persons to cast 20% or more of the votes entitled to be voted at any meeting to elect directors, Mr. Turner shall have the right to terminate the employment agreement and receive severance pay equal to the base salary and a bonus equal to 50% of the salary for the remainder of the employment term or two years, whichever is longer.  In addition, if the change of control event results in the shareholders of Broadcast International exchanging their shares for stock or other consideration, Mr. Turner shall receive an amount equal to the per share price paid to the shareholders of Broadcast International less the pre-announcement price multiplied by 50,000.

In April 2004, we and Mr. Benson entered into an employment agreement covering Mr. Benson’s employment for a term commencing upon the execution of the agreement and continuing until December 31, 2006.  The agreement calls for payment of a gross annual salary of not less than $84,000, payable in equal bi-weekly installments for the year ended December 31, 2004, subject to such increases as the board of directors may approve.  The agreement further provides that Mr. Benson shall receive a performance bonus on an annual basis equal to up to 100% of his base salary for the fiscal year then ended, the exact percentage to be determined in the sole discretion of the board of directors (or compensation committee thereof) based upon an evaluation of the performance of Mr. Benson during the previous fiscal year.  The agreement also provides for participation in our long-term incentive stock option plan, the payment of severance pay, and other standard benefits such as vacation, participation in our other benefit plans and reimbursement for necessary and reasonable business expenses.  In the event of a change in control of Broadcast International, defined as the purchase of shares of our capital stock enabling any person or persons to cast 20% or more of the votes entitled to be voted at any meeting to elect directors, Mr. Benson shall have the right to terminate the employment agreement and receive severance pay equal to the base salary and a bonus equal to 50% of the salary for the remainder of the employment term or two years, whichever is longer.  In addition, if the change of control event results in the shareholders of Broadcast International exchanging their shares for stock or other consideration, Mr. Benson shall receive an amount equal to the per share price paid to the shareholders of Broadcast International less the pre-announcement price multiplied by 50,000.

Related Party Transactions

Since April 2003, BI (and since October 2003, Broadcast International) advanced money to IDI, pursuant to the terms of a secured, revolving line of credit, which allowed IDI to continue operations.  At December 31, 2003, the outstanding principal amount advanced under the line of credit was $82,200, included in other long-term assets.  From January 2004 until the consolidation of IDI in May 2004, Broadcast International advanced an additional $182,808 to IDI.  The entire advanced amount of $265,008 was expensed upon consolidation when the IDI bankruptcy plan of reorganization was confirmed.  See Note 5 of the Audited Financial Statements, Notes to Consolidated Financial Statements included elsewhere in this information statement.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than ten percent of our common stock to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish us with copies of all such forms that they have filed.

Based solely on our review of the copies of such forms received by us and representations from certain reporting persons, we believes that all Section 16(a) filing requirements applicable to our executive officers, directors and ten-percent shareholders for 2005 were timely met.

Code of Ethics

We have adopted a code of ethics for our principal executive officer, principal financial officer, controller, or persons performing similar functions.  A copy of the code of ethics was filed with the SEC as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003.

PROPOSAL TWO APPROVAL OF THE INCREASE IN OUR AUTHORIZED CAPITAL

On August 30, 2006, our board of directors approved a proposal to amend our authorized capital to increase our authorized common stock, $0.05 par value, from 40,000,000 shares to 180,000,000 shares and our authorized preferred stock, no par value, from 10,000,000 shares to 20,000,000 shares.  The amendment is reflected in Article IV of the proposed amended and restated articles of incorporation, a copy of which is attached as Appendix A to this information statement.  Shareholders are encouraged to read carefully the full text of the amendment and restatement.  The summary description contained herein is qualified in its entirety by reference to the complete text of Article IV of the amended and restated articles of incorporation set forth in Appendix A.

Our board recommends that shareholders vote FOR approval of the increase in our authorized capital.  If approved by the shareholders, the increased authorized capital reflected in Article IV of the amended and restated articles of incorporation will become effective upon the filing thereof with the Utah Division of Corporations and Commercial Code, which would occur promptly after the special meeting.

Our board of directors has determined that our current capitalization which includes 40,000,000 authorized shares of common stock and 10,000,000 authorized shares of preferred stock is inadequate given our current situation and need for financing.  As described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” we need additional capital to fund our operations.  The terms of our senior secured convertible notes specify that it is an event of default if we do not raise at least $3,000,000 by September 30, 2006.  Despite our recent funding activities, we must still raise additional capital to satisfy this condition.  Having an adequate number of authorized shares of common stock is critical in pursuing additional capital.  Although non-convertible debt is a funding option, we believe that equity based financing, including convertible debt, is an important source of prospective capital, and we want to keep open to us as many funding options as possible.  We are continuing to pursue the sale of securities pursuant to our private placement offering of common stock and warrants to purchase shares of common stock.

On August 15, 2006, we entered into a transaction with Yan Lang Studio Ltd., or YLS, a Hong Kong corporation, and various affiliated entities related to the acquisition of investment capital and licensing of technology.  This transaction involved a stock purchase agreement (including warrants and a registration rights agreement), stock exchange agreement and two separate technology license agreements, all of which are described below.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.”

Pursuant to the foregoing transaction, we issued (i) 666,667 shares of our common stock and warrants to purchase 5,500,000 shares of our common stock to YLS in consideration of $1,000,000; (ii) 4,000,000 shares of our common stock to YLS in exchange for the license to use and distribute certain flash based e-publishing reader technology; (iii) 3,000,000 shares of our common stock to Sun Media Investment Holdings Ltd., a British Virgin Islands corporation, in exchange for 1,515,544 shares of Sun New Media, Inc. shares of common stock; and (iv) an aggregate of 2,000,000 shares of our common stock to YLS (1,000,000 shares) and Beijing Broadvision Information Technologies, Ltd. (1,000,000 shares) in exchange for the license to use and distribute certain IPTV platform technology.

As a result of the YLS transaction described above, the number of shares of common stock outstanding increased by a total of 9,666,667 shares, bringing our total outstanding shares to 34,586,609 as of August 31, 2006.  If exercised, the YLS warrants are issuable for 5,500,000 shares of common stock.  We presently do not have enough authorized shares of common stock to cover the YLS warrants.  In addition, our other outstanding warrants, stock options and senior secured convertible notes are exercisable or convertible into an aggregate of 7,936,330 shares of common stock.  This number will increase as stock options granted to directors, officers, employees and consultants continue to vest and become exercisable.  One of the principal terms of the YLS transaction was a requirement that we increase our authorized capital as contemplated by the amended and restated articles of incorporation.  One of our directors, Dr. Bruno Wu, may be deemed to have an interest in this proposal because of his involvement in the YLS transaction.

The proposed increase in authorized shares, including 180,000,000 shares of common stock and 20,000,000 shares of preferred stock, is greater than the number of shares needed to accommodate the effect of recent transactions noted above.  The increase in authorized shares is designed (i) to allow for shares issuable upon exercise or conversion of existing and future warrants, stock options and other securities convertible into shares of common stock, (ii) to facilitate our ability to raise capital, and (iii) to provide maximum flexibility to respond to favorable opportunities, including possible acquisitions and strategic ventures.  As is the case of existing authorized but unissued shares, including common stock and preferred stock, the additional authorized shares, if approved, may be issued without further shareholder action.  There is no present intention, however, to issue additional shares except as described above pursuant to recent transactions and outstanding securities exercisable or convertible into shares of our common stock, in connection with our plans to raise additional capital, and in conjunction with our long-term incentive plan.

While we have no present intention of issuing additional shares for such purpose, the proposed increase in authorized shares could make attempts to acquire control of our company more difficult.  Issuance of shares of common stock and preferred stock could dilute the ownership interest and voting power of shareholders who are seeking control.  Shares of stock could be issued in a private placement to one or more persons or organizations sympathetic to management and opposed to any takeover bid, or under other circumstances that could make more difficult, and thereby discourage, attempts to acquire control of our company.  Our board also recognized that the issuance of additionally authorized shares of stock will be dilutive to current shareholders.  Notwithstanding these potential disadvantages, the board of directors has unanimously approved the increase of our authorized shares pursuant to the amended and restated articles of incorporation for the reasons discussed above.

PROPOSAL THREE APPROVAL OF THE ARTICLES OF INCORPORATION

On August 30, 2006, our board of directors approved a proposal to amend and restate our existing articles of incorporation.  The purposes of the amended and restated articles of incorporation are (i) to provide for the limitation on the liability of our directors to the fullest extent permitted under Utah law; (ii) to provide for indemnification to our directors and officers to the fullest extent permitted under Utah law; (iii) to allow shareholder action to be taken by written consent without a meeting in accordance with Utah corporate law; and (iv) to provide for the increase in our authorized capital as described in proposal two above, if separately approved.  The amendments regarding director limitation of liability and director and officer indemnification are reflected in Article VII of the proposed amended and restated articles of incorporation, a copy of which is attached as Appendix A to this information statement.  The amendment regarding shareholder action by written consent is reflected in Article V.b of the proposed amended and restated articles of incorporation.

Shareholders are encouraged to read carefully the full text of the amendment and restatement.  The summary description contained herein is qualified in its entirety by reference to the complete text of the amended and restated articles of incorporation set forth in Appendix A.

Our board recommends that shareholders vote FOR approval of the amended and restated articles of incorporation.  If approved by the shareholders, the amended and restated articles of incorporation will become effective upon the filing thereof with the Utah Division of Corporations and Commercial Code, which would occur promptly after the special meeting.

Limitation of Director Liability

The proposed amended and restated articles of incorporation provide for the limitation on the liability of our directors to the fullest extent permitted under Utah law.  In 1992, the Utah State Legislature adopted the Utah Revised Business Corporation Act, or the revised act, to update the Utah corporation laws.  The revised act was patterned after the Revised Model Business Corporation Act, or the model act, adopted by the Committee on Corporate Laws of the Business Law Section of the American Bar Association.  One of the primary purposes of the revised act was to enact appropriate limitations on the personal liability of directors of Utah corporations.  Despite the enactment of the revised act, we have not amended our articles of incorporation to take full advantage of the benefits intended by the revised act with respect to the limitation on director liability.

Article VIII, Section 1, of our existing bylaws provides that no officer or director shall be personally liable for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the company.  This bylaw provision does not reflect existing Utah corporate law that there are certain limitations and restrictions on a corporation’s ability to limit the liability of directors.

Section 16-10a-841 of the revised act allows a corporation to eliminate or limit the liability of a director to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director, except for (i) the amount of a financial benefit received by a director to which he is not entitled; (ii) an intentional infliction of harm on the corporation or the shareholders; (iii) a violation of Section 16-10a-842 of the revised act which prohibits unlawful distributions by a corporation to its shareholders; or (iv) an intentional violation of criminal law.  The limitation of liability under the revised act extends to any action taken or any failure to take any action, as a director, subject to the applicable exceptions.  The language of Section 16-10a-841 parallels that contained in other provisions of the revised act concerning the required standard of conduct for directors and officers of a corporation.

The language of the specified exceptions to the permissible limitation of liability contained in the revised act is consistent with the comparable provisions of the model act.  The revised act allows limitation only with respect to monetary damages.  Directors of a corporation continue to be subject to other judicial action, such as injunctive relief, and to removal by the shareholders, with or without cause.

Under the revised act, there would be no limitation on the liability of a director who is also an officer or employee of ours for claims based on his acts or omissions as an officer or employee.  In addition, the revised act would not limit the liability of directors under the federal securities laws.  The limitation of liability would apply only to judicial actions brought by us or our shareholders, and would not apply to claims brought by third parties, such as creditors.  Because the amended and restated articles of incorporation are tied to Utah law, they may be modified by future changes in such without further shareholder action.

The amended and restated articles of incorporation are intended to provide our directors with the fullest protection available under Utah law, including those limitation of liability provisions contained in the revised act.  Although the proposed amendment and restatement would limit the liability of directors in certain circumstances, as discussed above, the amendment and restatement would not reduce or eliminate the duties required of directors.  Under the revised act, each director of a corporation is required to discharge his duties as a director (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the director reasonably believes to be in the best interests of the corporation.

The board of directors recognizes that adoption of the proposed amendment and restatement may benefit individual directors and their successors, but it believes that it is appropriate to promote an effective corporate governance system that encourages independent judgment exercised by the directors for the benefit of the company and our shareholders.  The board of directors believes that our ability to continue to attract and retain qualified directors will be enhanced by the amendment and restatement.  Furthermore, the board believes that the diligence exercised by the directors stems primarily from their desire to act in the best interest of our company and our shareholders and not from a concern about monetary damage awards.  Consequently, the board believes that the level of scrutiny and care exercised by the directors will not be lessened by the proposal.

Indemnification of Directors and Officers

The proposed amended and restated articles of incorporation provide for indemnification to our directors and officers to the fullest extent permitted under Utah law.  Article VIII, Section 1, of our existing bylaws provides for mandatory indemnification of our officers and directors, except in connection with any claim or liability arising out of the officer or director’s own negligence or willful misconduct.

Section 16-10a-902 of the revised act allows a corporation to indemnify an officer or director with respect to any action, other than an action by or in the right of the corporation, if the officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful.  In an action by or in the right of a corporation, the revised act generally provides that an officer or director is only entitled to indemnification against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification is entitled if the person is adjudged to be liable to the corporation or in connection with any other proceeding charging that the officer or director derived an improper personal benefit.

Pursuant to the revised act, our bylaws may be amended or repealed by the board of directors, subject to change or repeal by action of the shareholders.  By adopting the indemnification provisions in our articles of incorporation, changes to such provisions may only be made in accordance with applicable corporate action allowing such changes, including the approval of shareholders holding more than a majority of the outstanding shares of voting stock.

The indemnification provided under the proposed amended and restated articles of incorporation is not exclusive of other rights to which officers and directors may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.  The amended and restated articles of incorporation are intended to provide our directors and officers with the fullest protection available under Utah law, including those indemnification provisions contained in the revised act.  Although the proposed amendment and restatement would provide indemnification for directors and officers in certain circumstances, as discussed above, the amendment and restatement would not reduce or eliminate the duties required of directors and officers.  Because the amended and restated articles of incorporation are tied to Utah law, they may be modified by future changes in such without further shareholder action.

The board of directors recognizes that adoption of the proposed amendment and restatement may benefit individual directors and officers and their respective successors, but it believes that it is appropriate to encourage corporation actions undertaken by management for the benefit of the company and our shareholders.  The board of directors believes that our ability to continue to attract and retain qualified directors and officers will be enhanced by the amendment and restatement.

Shareholder Action by Written Consent

The proposed amended and restated articles of incorporation allow for shareholder action to be taken by written consent without a meeting in accordance with Utah corporate law.  Section 16-10a-704 of the revised act provides that any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  Section 16-10a-704 provides, however, that directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

Currently, we are not able to take any shareholder action except at an annual or special meeting of shareholders, unless a written consent is signed by all of our shareholders.  Section 16-10a-704 is intended to allow flexibility in timing and decreased expenses when a corporation must obtain shareholder approval of a particular matter, and the corporation already anticipates or has obtained the necessary shareholder support for such matter.  The primary benefit of Section 16-10a-704 is that a corporation would not have to obtain a written consent from all shareholders.  Such a task is neither practicable nor financially reasonable given the nature of shareholder constituencies.  Rather, the corporation would only need to obtain a written consent with respect to a certain matter from the holders of shares required under corporate law to approve or adopt such matter.  The provisions of Section 16-10a-704 are not available to a Utah corporation formed prior to 1992 unless the shareholders specifically adopt such provisions at an annual or special meeting.  Therefore, the board has included the shareholder action by written consent provision in the amended and restated articles of incorporation.

Notwithstanding a corporation’s ability to obtain shareholder approval pursuant to Section 16-10a-704 of the revised act, notice of such approval must be provided to all shareholders at least ten days prior to consummation of a transaction or other corporate action for which shareholder approval was obtained.  The notice must contain or be accompanied by the same material and disclosures, including an SEC mandated proxy or information statement, that would have been required to be sent with a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

PROPOSAL FOUR RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Our board of directors, pursuant to the recommendation of the audit committee, has appointed HJ & Associates, LLC to serve as our independent public accounting firm for the fiscal year ending December 31, 2006, subject to approval by the shareholders.  HJ & Associates currently serves as our independent accountants.  The audit committee has been advised by HJ & Associates that neither the firm, nor any of its partners or staff, has any direct financial interest or material indirect financial interest in our company or any of our subsidiaries.  Our board recommends that the shareholders vote FOR ratification of the appointment.  If the shareholders do not ratify the appointment by a majority of the shares of our common stock present in person or represented by proxy at the special meeting, the appointment of other independent public accountants will be considered by the audit committee.

A representative of HJ & Associates is expected to attend the special meeting, will have an opportunity to make a statement if he desires, and is expected to be available to respond to appropriate questions.

Change of Certifying Accountant

Effective January 17, 2006, Tanner LC, certified public accountants, resigned as our independent certifying accountants.  The termination of our relationship with Tanner was unanimously accepted by our board of directors on January 17, 2006.

Tanner’s audit report to our financial statements for the years ended December 31, 2004 and 2003 includes an explanatory paragraph expressing substantial doubt as to our company’s ability to continue as a going concern because we have not established an ongoing source of revenues sufficient to cover our operating costs.  Our ability to continue as a going concern is dependent on obtaining adequate capital to fund future operating losses until we become profitable.  The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

In connection with its audit for the last two fiscal years and the interim periods until the date of termination, there have been no disagreements with Tanner on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Tanner, would have caused it to make reference to the subject matter of the disagreement in connection in its report on the financial statements.

There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2004 and 2003 or the subsequent interim period through January 17, 2006, except that Tanner reported in the letters to our audit committee and board of directors, dated November 18, 2005 and February 18, 2005, that it had identified deficiencies that existed in the design or operation of our internal control over financial reporting that it considered to be a “significant deficiency” or a “material weakness.”  The significant deficiency in our internal control consisted of (1) lacking significant accounting policy disclosures for accounts receivable, patents and impairment of long-lived assets, and (2) that the associated MD&A section of Form 10-KSB initially lacked certain disclosures of critical accounting policies.  The material weakness in our internal control consisted of a lack of accounting for conversion features embedded in our senior secured convertible notes and related warrants as embedded derivatives requiring liability classification.  Tanner, through the previously mentioned letters, informed our board of directors and the audit committee that the lack of these internal controls could lead to our not being in a position to develop reliable financial statements.  Our management also disclosed the significant deficiency and material weakness to our audit committee and board of directors.  Our audit committee discussed the significant deficiency and material weakness with Tanner.  We have authorized Tanner to respond fully to any inquiries by our successor auditor, HJ & Associates, LLC, regarding the significant deficiency and material weakness in internal control.

During the quarter ended March 31, 2006, our management, under the supervision and with the participation of our chief executive officer and chief financial officer, implemented corrective action to remedy the significant deficiency and material weakness discussed above.  We are continuing efforts to improve and strengthen our system of internal control over accounting and financial reporting.

Also on January 17, 2006, our board of directors unanimously approved a resolution to engage HJ & Associates, LLC, certified public accountants, to become our new independent certifying accountants.  During the two most recent fiscal years and through January 17, 2006, we had not consulted with HJ & Associates regarding:  (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees billed to us by Tanner LC for professional services rendered in 2004 and 2005:

	2004	2005
Audit fees (1)	$49,950	$48,390
Audit-related fees (2)	$6,275	$20,160
Tax fees	$3,500	--
All other fees (3)	--	--

__________________________________________________

(1)

Audit fees for 2005 and 2004 include fees associated with the annual audit and reviews of our Annual Report on Form 10-KSB and our Quarterly Reports on Form 10-QSB for such periods.  All audit fees incurred during 2005 after we established our audit committee in September 2005 were pre-approved by the audit committee.

(2)

Audit-related fees for 2005 were for participation in our filing a registration statement under the Securities Act of 1933, as amended, and in obtaining effectiveness of such registration statement.  All audit-related fees incurred during 2005 after we established our audit committee in September 2005 were pre-approved by the audit committee.  There were no audit-related fees incurred during 2004.

(3)

All other fees include support and advisory services not included in the above categories.  There were no other fees incurred during 2005 or 2004.

Pre-Approval Policies and Procedures

The audit committee has adopted a policy that requires advance approval of all services performed by the independent auditor when fees are expected to exceed $15,000.  The audit committee has delegated to the audit committee chairman, Mr. Solomon, authority to approve services, subject to ratification by the audit committee at its next committee meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 31, 2006 with respect to the beneficial ownership of our common stock for (i) each person who is known by us to own beneficially more than 5% of the common stock, (ii) each of our directors and director nominees, (iii) each of our executive officers, and (iv) all directors and executive officers as a group.  Unless otherwise indicated in the notes to the table, all shares shown in the following table are owned both of record and beneficially, and each of the following parties has voting and/or investment power with respect to such shares.

Shareholder	Shares Beneficially Owned	Percent of Class
Bruno Wu (1)(2)	14,166,667	35.3%
Yang Lan Studio Ltd. #387, Yongjia Road Shanghai, 20031 P.R. China(3)	11,166,667	27.9%
Rodney M. Tiede (1)(4)	3,378,315	9.8%
Sun Media Investment Holdings Ltd. #387, Yongjia Road Shanghai, 20031 P.R. China	3,000,000	8.7%
Randy L. Turner (5)	1,534,674	4.4%
Reed L. Benson (6)	854,284	2.5%
Kirby D. Cochran (7)	275,000	*
James E. Solomon (7)	175,000	*
William H. Davidson (8)	100,000	*
All directors and executive officers as a group (7 persons) (9)	20,483,940	50.1%

*Represents less than 1% of our common stock outstanding.

(1)

The address for each director is our address at 7050 Union Park Avenue, Suite 600, Salt Lake City, Utah 84047.

(2)

Includes 5,666,667 shares of common stock and warrants to purchase 5,500,000 shares of common stock owned by Yang Lan Studio Ltd., of which Dr. Wu is deemed to be a beneficial owner by virtue of his affiliation thereof.  Also includes 3,000,000 shares of common stock owned by Sun Media Investment Holdings Ltd., of which Dr. Wu is deemed to be a beneficial owner by virtue of his affiliation thereof.  Dr. Wu disclaims beneficial ownership of all such securities.

(3)

Includes warrants to purchase 5,500,000 shares of common stock.

(4)

Includes 328,440 shares held by Mr. Tiede as custodian under the Uniform Gift to Minors Act for the benefit of his children.  Includes presently exercisable options to acquire a total of 16,666 shares of common stock.

(5)

Includes 57,477 shares held by Mr. Turner as custodian under the Uniform Gift to Minors Act for the benefit of his child and presently exercisable options to acquire a total of 524,722 shares of common stock.

(6)

Includes 821,281 shares held by a limited liability company of which Mr. Benson and his spouse own a 40% equity interest.  Mr. Benson is the manager of the limited liability company and, as such, has voting and investment power with respect to all such shares.  Mr. Benson disclaims beneficial ownership of all such shares except to the extent of his equity interest therein.  Also includes presently exercisable options to acquire 33,333 shares of common stock.

(7)

Includes presently exercisable options to acquire a total of 75,000 shares of common stock.

(8)

Represents presently exercisable options to acquire shares of common stock.

(9)

Includes warrants and presently exercisable options to acquire a total of 6,324,721 shares of common stock beneficially owned by all directors and executive officers.

COMMON STOCK INFORMATION

Stock Price Range

Our common stock is currently traded on the OTC Bulletin Board under the symbol "BCST."  The following table sets forth, for the periods indicated, the high and low bid quotations, as adjusted for stock splits of our common stock, as reported by the OTC Bulletin Board, and represents prices between dealers, does not include retail markups, markdowns or commissions, and may not represent actual transactions:

	High Bid	Low Bid
Year ending December 31, 2006
First Quarter	$2.60	$1.10
Second Quarter	$3.35	$1.30
Year ended December 31, 2005
First Quarter	$4.30	$3.25
Second Quarter	4.29	2.65
Third Quarter	4.30	3.00
Fourth Quarter	3.30	1.50
Year ended December 31, 2004
First Quarter	$5.95	$3.00
Second Quarter	6.30	5.75
Third Quarter	6.25	3.20
Fourth Quarter	6.15	2.20
Year ended December 31, 2003
First Quarter	$7.25	$6.50
Second Quarter	6.50	3.00
Third Quarter	4.50	4.00
Fourth Quarter	8.50	4.00

As of August 31, 2006, the closing price was $1.80, and we had 24,263,274 shares of our common stock issued and outstanding, held by approximately 1,300 shareholders of record.

Dividend Policy

We have never paid or declared any cash dividends.  Future payment of dividends, if any, will be at the discretion of our board of directors and will depend, among other criteria, upon our earnings, capital requirements, and financial condition as well as other relative factors.  Management intends to retain any and all earnings to finance the development of our business, at least in the foreseeable future.  Such a policy is likely to be maintained as long as necessary to provide working capital for our operations.  Moreover, our outstanding securities contain restrictive covenants that prohibit us to declare or pay dividends.

BUSINESS

Overview

We install, manage and support private communication networks for large organizations that have widely-dispersed locations or operations.  Our enterprise clients use these networks to deliver training programs, product announcements, entertainment and other communications to their employees and customers.  We use a variety of delivery technologies, including satellite, Internet streaming and WiFi, depending on the specific needs and applications of our clients.  All of the communication networks we are involved with utilize industry standard products and equipment sold by other companies.  We sell a limited number of proprietary network products in connection with the services we provide.  We also offer audio and video production services for our clients.

Services

Following are some of the ways in which businesses utilize our services.

Internal Business Applications

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Deliver briefings from the CEO or other management

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Launch new products or services

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Present new marketing campaigns

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Train employees

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Announce significant changes or implement new policies and procedures

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Respond to crisis situations

External Business Applications

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Make promotional presentations to prospective customers or recruits

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Provide product/service training to customers

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Train and communicate with sales agents, dealers, VARs, franchisees, association members, etc.

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Sponsor satellite media tours

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Provide video/audio news releases

Satellite-Based Services

We utilize satellite technology for various business training and communication applications.  The list that follows describes the comprehensive offering of products and services that attracts companies in need of a satellite solution.

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Network design and engineering

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Receiving equipment and installation

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Network management

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24/7 help desk services

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On-site maintenance and service

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Full-time or occasional transponder purchases (broadcast time)

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Uplink facilities or remote SNG uplink trucks

Streamed Video Hosting Services

Until the last few years, satellite was the only technology that could deliver quality point to multi point video for business applications.  Now, with the advancement of streaming technologies and the increase of bandwidth, the Internet provides an effective platform for video-based business training and communications.  Our management believes that the Internet will become a major means of broadband business video delivery.  Consequently, we have invested in the infrastructure and personnel needed to be a recognized provider of Internet-based services.  Following are the services we currently provide:

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Dedicated server space

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High-speed, redundant Internet connection

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Secure access

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Seamless links from client's website

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Customized link pages and media viewers

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Testing or self-checks

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Interactive discussion threads

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Participation/performance reports for managers/administrators

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Notification of participants via email

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Pay-per-view or other e-commerce applications

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Live events

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24/7 technical support

Production and Content Development Services

To support both satellite and Internet-based delivery platforms, we employ professional production and content development teams and operate full service video and audio production studios.  A list of support services follows:

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In-studio or on-location video/audio production

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Editing/post-production

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Instructional design

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Video/audio encoding for Internet delivery

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Conversion of text or PowerPoint to HTML

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Alternative language conversion

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Access to "off-the-shelf" video training content

Service Revenue

We generate revenue by charging fees for the services we provide, and/or by selling equipment and satellite time.  A typical satellite network generates one-time revenues from the sale and installation of satellite receivers and antennas and monthly revenues from network management services.  On-site maintenance/service, production fees, and occasional satellite time are charged as they are used.

For Internet-based services, we charge customers monthly fees for hosting content, account management, quality assurance and technical support, if requested.  For delivery of content, we generally charge a fee every time a person listens to or watches a streamed audio or video presentation.  Encoding, production and content creation or customization are billed as these services are performed.  We have also entered into content development partnerships with professional organizations that have access to subject matter experts.  In these cases, we produce web-based training presentations and sell them on a pay-per-view basis, sharing revenues with the respective partner.

In the process of creating integrated technology solutions, we have developed proprietary software systems such as our content delivery system, incorporating site, user, media and template controls to provide a powerful mechanism to administer content delivery across multiple platforms and to integrate into any web-based system.  We use our content delivery system to manage networks of thousands of video receiving locations for enterprise clients.

The percentages of revenues derived from our different services fluctuate depending on the customer contracts entered into and the level of activity required by such contracts in any given period.  Of our net sales in 2005, approximately 92% were derived from satellite–based services and approximately 8% were derived from product and content development and all other services.

Our network management and support services are generally provided to customers by our operations personnel located at our corporate headquarters.  Our production and content development services are generally provided by our personnel from our production studio.  We generally contract with independent service technicians to perform our installation and maintenance services at customer locations throughout the United States.  In September 2005, we contracted with an independent master distributor to sell our recently introduced video conferencing product.  The master distributor is reselling our product through a network of independent dealers throughout the country.

CodecSys Technology

We own proprietary video compression technology that we call “CodecSys.”  Video compression is the process by which video content is converted into a digital data stream for transmission over satellite, cable, Internet or wireless networks.  Today, video compression is accomplished by using a single technique or computer formula to create a particular data stream.  Our CodecSys technology uses multiple techniques or computer formulas to create a particular data stream.  With CodecSys, video content may be transmitted over decreased bandwidth while maintaining media quality.

In today's market, any video content designed to be distributed via satellite, cable, the Internet and other methods must be encoded into a digital stream using any one of numerous codecs.  The most commonly used codecs are now MPEG2 and MPEG4.  When new codecs are developed that perform functions better than the current standards, all of the video content previously encoded in the old format must be re-encoded to take advantage of the new codec.  Our CodecSys technology eliminates that obsolescence in the video compression marketplace by integrating new codecs into its library.  Using a CodecSys switching system to utilize the particular advantages of each codec, we may utilize any new codec as it becomes available by including it in the library.  Codec switching can happen on a scene-by-scene or even a frame-by-frame basis.

We believe the CodecSys technology represents an unprecedented shift from using only a single codec to compress video content to using multiple codecs and algorithms in the compression and transmission of content.  The CodecSys system selects dynamically the most suitable codecs available from the various codecs stored in its library to compress a single video stream.  As a video frame, or a number of similar frames (a scene), is compressed, CodecSys applies the codec from the library that best compresses that content.  CodecSys repeats the selection throughout the video encoding process, resulting in the use of numerous codecs on a best performance basis.  The resulting file is typically substantially smaller than when a single codec compression method is used.

New Products and Services

We believe our CodecSys technology will offer significant efficiencies and cost savings associated with video content transmission and storage.  In August 2005, we commenced marketing and selling the first application of our CodecSys technology in a video conferencing product.  We are still developing and improving the CodecSys technology for a variety of other applications, including Internet streaming, satellite encoding and transmitting video content to cellular phones and other hand-held electronic devices.  We believe these applications may hold substantial licensing and other revenue opportunities for our business.  To date, we have not generated any meaningful revenue from our CodecSys technology.  Commercialization and future applications of the CodecSys technology are expected to require additional capital estimated to be approximately $2.0 million annually.  This estimate will increase or decrease depending on funds available to us.

Following are examples with brief descriptions of various applications of the CodecSys technology that have been identified by management.

Video Conferencing Product

Our first product utilizing the CodecSys technology is an Internet-based video conferencing product.  This product provides point-to-point and multi-party video conferencing at significantly reduced bandwidth and accompanying costs with video quality equal to or better than other commercially available equipment.  Because of the benefits associated with this product, we believe there are revenue opportunities to sell this product to enterprise customers desiring a competitively priced video conference product that utilizes existing Internet connections.

Internet Streaming

Using CodecSys, customers are expected to be able to customize and optimize different streams, platforms and channels, including broadband, dial-up connections, landline, satellite and wireless.  Commercial quality video and stereo audio at low bandwidths is anticipated to provide a compelling competitive advantage in applications such as video-on-demand, distance learning and remote monitoring.  We anticipate realizing licensing fees and revenue from vendors of video-on-demand, distance learning and remote monitoring products and services who desire to reduce their distribution costs associated with such products and services while maintaining or improving the quality of their transmissions.

Satellite Encoding

We are currently developing a satellite encoder product that utilize the CodecSys technology.  We expect to use the product in connection with satellite transmissions over our private communication networks, thereby providing customers with reduced satellite transmission time and corresponding cost savings.  We plan to generate additional revenue by selling our private communication network satellite services to enterprise clients who are particularly cost-sensitive to such services.  We may also sell the satellite encoder product to other satellite transmission vendors and service providers who desire to reduce satellite transmission time and resulting costs.

Transmitting video content to cellular phones and other hand-held electronic devices

Video content that is currently being transmitted to cellular phones, PDAs and other hand-held electronic devices is currently limited by bandwidth and quality constraints.  We believe that our CodecSys technology will mitigate these constraints and offer higher quality transmissions with lower bandwidth requirements, thereby allowing enhanced video content, including full motion music videos, advertisements, sporting highlights and movie trailers.  We intend to generate additional revenue by licensing our technology to video content providers in these applications.

SELECTED FINANCIAL DATA

The following selected financial data are derived from our consolidated financial statements.  This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and related notes included elsewhere in this information statement.  The selected consolidated balance sheet data as of December 31, 2005 and the selected consolidated statement of operations data for the year then ended has been derived from our consolidated financial statements audited by HJ & Associates, LLC, independent registered public accounting firm, included elsewhere in this information statement.  The selected consolidated balance sheet data as of December 31, 2004 and 2003 and the selected consolidated statement of operations data for each of the years then ended has been derived from our consolidated financial statements audited by Tanner LC, independent registered public accounting firm, included elsewhere in this information statement.  The selected consolidated balance sheet data as of December 31, 2002 and 2001 and the selected consolidated statement of operations data for each of the years then ended has been derived from our audited consolidated financial statements not included herein.  The selected financial data as of, and for the year ended, December 31, 2001 (i) was audited by a certified public accounting firm that has not become an independent registered public accounting firm with the Public Company Accounting Oversight Board, and (ii) does not, with respect to the Statement of Operations per share and weighted average number of shares of common stock outstanding data, give effect to the reverse acquisition, for financial reporting purposes, effected in 2003.  See Audited Financial Statements, Notes to Consolidated Financial Statements, Note 1 – Organization and Basis of Presentation.  The selected consolidated balance sheet data as of June 30, 2006 and the selected consolidated statement of operations data for the six months ended March 31, 2005 and 2006 have been derived from unaudited consolidated financial statements that are included elsewhere in this information statement.  The unaudited consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and include all adjustments, consisting only of normal recurring adjustments, that we consider necessary for a fair statement of our financial position and operating results for the periods presented.  Historical results are not necessarily indicative of the results to be expected in the future, and results of interim periods are not necessarily indicative of results for the entire year.

	Year Ended December 31,					Six Months Ended June 30,
	2001	2002	2003	2004	2005	2005	2006
						(Unaudited)
Statement of Operations Data:
Net sales	$5,359,297	$5,031,178	$4,928,486	$5,385,657	$5,380,869	$1,977,147	$7,063,513
Cost of sales	4,008,663	4,398,548	5,027,314	5,438,409	6,381,431	1,858,206	6,737,357
Gross profit (loss)	1,350,634	632,630	(98,828)	(52,752)	(1,000,562)	118,941	326,156
Operating expenses:
Administrative and general	668,941	1,240,697	910,239	1,939,319	2,440,763	1,208,347	2,211,341
Selling and marketing	274,648	593,676	518,768	732,959	720,841	378,225	368,023
Production and maintenance	--	218,893	159,764	35,109	--	--	--
Research and development in process	--	--	--	12,659,094	383,052	221,461	1,905,199
Impairment of license rights	--	--	2,154,608	--	--	--	--

Total operating expenses	943,589	2,053,266	3,743,379	15,366,481	3,544,656	1,808,033	4,484,563
Income (loss) from operations	407,045	(1,420,636)	(3,842,207)	(15,419,233)	(4,545,218)	(1,689,092)	(4,158,407)
Other income (expense)	(21,852)	(30,992)	(87,037)	(1,069,479)	(1,036,461)	(3,574,936)	(678,705)
Income (loss) before income taxes	385,193	(1,451,628)	(3,929,244)	(16,488,712)	(5,581,679)	(5,264,028)	(4,837,112)
Income tax (expense) credit	(147,024)	535,724	(6,000)	--	--	--	--
Net loss	$238,169	$(915,904)	$(3,935,244)	$(16,488,712)	$(5,581,679)	$(5,264,028)	$(4,837,112)

Loss per share – basic and diluted	$.04	$(.07)	$(.23)	$(.85)	$(.27)	$(.25)	$(.20)

Weighted average number of shares of common stock outstanding– basic and diluted	6,702,728	14,005,000	16,847,000	19,365,000	20,844,000	20,719,000	23,737,000

	December 31,					June 30,
	2001	2002	2003	2004	2005	2006
						(Unaudited)
Balance Sheet Data:
Cash and cash equivalents	$859,456	$316,166	$314,667	$173,536	$446,491	$794,643
Total current assets	1,468,571	1,544,677	974,482	865,865	2,457,774	3,971,127
Property and equipment, net	966,954	1,312,655	1,035,675	764,771	504,162	402,229
Total assets	2,657,850	4,722,486	2,100,189	1,817,544	3,889,046	5,155,259
Current liabilities	886,973	1,012,380	638,454	661,814	5,568,255	4,619,350
Long-term obligations	186,631	484,786	699,980	1,170,557	1,330,278	1,607,685
Total liabilities	1,073,604	1,497,166	1,338,434	1,832,371	6,898,533	6,227,035
Total stockholders’ equity (deficit)	1,584,246	3,275,320	761,755	(14,827)	(3,009,487)	(1,071,776)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of our financial condition and results of operations should be read together with our consolidated financial statements and related notes that are included elsewhere in this information statement.  See the Index to Financial Statements on page F-1 hereof

Cautionary Note Regarding Forward-Looking Information

Included in this discussion and elsewhere in this information statement are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance that are not historical facts may be forward-looking.  These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “management believes,” “we believe,” “we intend” and similar words or phrases.  Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them.  Any forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our Annual Report on Form 10-KSB for the year ended December 31, 2005.  Among the key factors that could cause actual results to differ materially from the forward-looking statements are the following:

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competitive factors;

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general economic and market conditions;

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rapid technological change;

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dependence on commercialization of our CodecSys technology;

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dependence on significant customers;

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our ability to raise sufficient additional capital;

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ineffective internal control systems;

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restrictions under our senior secured convertible notes;

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our ability to execute our business model;

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our ability to hire and retain qualified software personnel;

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uncertainty of intellectual property protection; and

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one-time or non-recurring events.

Because the risk factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements.  Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time, and it is not possible for us to predict which factors will arise.  In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Critical Accounting Policies

We prepare our financial statements in conformity with accounting principles generally accepted in the United States.  As such, we are required to make certain estimates, judgments and assumptions that we believe are reasonable based upon the information available.  These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented.

Our accounting policies that are the most important to the portrayal of our financial condition and results, and which require the highest degree of management judgment, relate to the reserves for doubtful accounts receivable,  valuation of stock and options issued for services, and revenue recognition.

Reserves for Doubtful Accounts Receivable

Management estimates the amount of required reserves for the potential non-collectability of accounts receivable based upon past experience of collection and consideration of other relevant factors.  Past experience, however, may not be indicative of future collections and therefore we could incur additional charges in the future to reflect differences between estimated and actual collections.

Valuation of stock and options

We value and account for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured.  We recognize as deferred revenue payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer that has an established network, to provide installation, network management, satellite transponder and help desk, or a combination of these services, we recognize this revenue equally over the period of the agreement.  These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed, the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

When we enter into a multi-year contract to provide equipment, installation, network management, satellite transponder, help desk, or a combination of these services, to a customer for the establishment of a new network (or major upgrade to an existing network) where substantial revenue is earned for equipment sales and/or installation work performed at the beginning of the contact, compared to expected on-gong future revenue, we normalize revenue recognition by deferring earned revenue over the contracted period. These agreements typically provide for additional fees, once the initial installations are completed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed.  Additionally, as immaterial numbers of new sites are added to the network, the associated revenue and cost are recorded in the period in which the work is completed.

When we enter into an agreement to perform equipment sales and/or installation-only services, the revenue and cost are recognized in the period the work is completed.

Executive Overview

We continue to need additional capital to fund our operating activities, including the development of our CodecSys technology.  On February 27, 2006, our board of directors approved a private placement offering in anticipation of raising up to $4,500,000 by selling 3,000,000 shares of our common stock at a price of $1.50 per share.  Additionally, the purchaser of each share will receive a warrant to acquire one share of common stock.  The warrants have a three-year exercise period and are exercisable at an exercise price of $2.00 per share.  As of August 31, 2006, we had raised approximately $1,243,000 from the sale of approximately 828,800 shares of our common stock.

On August 15, 2006, we raised $1,000,000 pursuant to the terms of a stock purchase agreement with YLS, in which we sold 666,667 restricted shares of our common stock to YLS at a purchase price of $1.50 per share.  YLS was also issued warrants in accordance with the stock purchase agreement.  The warrants provide for the purchase of up to 5,500,000 shares of our common stock at prices ranging from $1.60 to $3.00 per share.  In connection with the transaction, we entered into a stock exchange agreement and two separate technology license agreements with affiliated parties of YLS, as described below.

The terms of our senior secured convertible notes specify that it is an event of default if we do not raise at least $3,000,000 by September 30, 2006.  We are continuing to pursue sales of our common stock pursuant to the private placement offering and exploring other alternatives for raising capital.  There is no assurance we will be successful in raising the necessary financing by September 30, 2006.  If we are unable to obtain the required funding by such date, an event of default will occur absent a waiver or an amendment of the terms of the notes, of which there can be no assurance.  An event of default could ultimately result in the holders of the notes declaring the amounts outstanding due and payable at a premium, together with an increased default rate of interest.  All of our assets are pledged as collateral for the obligations due under the notes.  Acceleration of the notes may require us to seek bankruptcy protection or liquidation.  Even in a bankruptcy proceeding, however, the holders of the notes, as secured lenders, could obtain our assets in order to satisfy the obligations due to them under the notes, in which case we could be forced to terminate operations and liquidate the company.

On January 27, 2006, we acquired 100% of the common stock of Video Processing Technologies Inc., or VPTI, in exchange for an aggregate of 994,063 shares of our common stock.  In this transaction, we recognized $1,363,126 as non-cash research and development in process expense.  Prior to the acquisition, VPTI had entered into a license agreement with the University of California, San Diego, related to certain patent pending technology which our management anticipates incorporating into the CodecSys technology.

On April 24, 2006, two of the institutional fund holders of our outstanding senior secured convertible notes converted an aggregate of $500,000 of their convertible notes into 333,334 shares of our common stock.  As a result of this conversion, the principal balance of the senior secured convertible notes was reduced from $3,000,000 to $2,500,000.  The outstanding notes are presently convertible into 1,666,666 shares of our common stock.

The conversion feature and the prepayment provision of the senior secured convertible notes have been accounted for as embedded derivatives and valued on the transaction date using a Black-Scholes pricing model.  The related warrants have been accounted for as derivatives and were valued on the transaction date using a Black-Scholes pricing model as well.  At the end of each quarterly reporting date, the values of the embedded derivatives and the warrants are evaluated and adjusted to current market value.  The note conversion feature and the warrants may be exercised at any time and, therefore, have been reported as current liabilities. The prepayment provision may not be exercised by the Company until May 16, 2007, and then only in certain limited circumstances.  For all periods since the issuance of the senior secured convertible notes, the derivative value of the prepayment provision has been nominal and has not had any offsetting effect on the valuation of the conversion feature of the notes.

Results of Operations for the Three Months Ended June 30, 2006 and June 30, 2005

Revenues

We generated $4,283,115 in revenue during the three months ended June 30, 2006.  During the same three-month period in 2005, we generated revenue of $999,495.  The increase in revenue of $3,283,620 or 329% was due primarily to our performing approximately $3,024,300 of increased work for a single new customer. In the three months ended June 30, 2006, we recognized revenue of $3,617,674 related to the sale and installation of equipment, which was an increase of $3,352,745 over the same period in the prior year.  This increase was partially offset by a decrease of $120,875 in license fee revenue, which was the result of losing one customer.

Cost of Revenues

Cost of revenues increased by approximately $3,004,600 to $3,999,406 for the three months ended June 30, 2006 from $994,829 for the three months ended June 30, 2005.  The increase was due primarily to increased activity in installation of equipment for our new customer, which resulted in an increase in the costs related to such installation. In addition, the general operations department costs increased by approximately $150,640 due to the increase in installation activity. The increases were partially offset by a decrease of approximately $27,750 in depreciation and amortization.

Expenses

General and administrative expenses for the three months ended June 30, 2006 were $963,536 compared to $804,229 for the three months ended June 30, 2005.  The increase of approximately $159,300 resulted from an increase in expenses incurred for outside consultants of $418,533, expenses of $37,754 for options and warrants outstanding, and outside director fees of $17,500; offset by an decrease of (i) $235,170 in investor relations expense, (ii) $24,744 in legal expenses, and (iii) approximately $62,500 in employee and travel related expenses. Research and development in process increased by $184,813 for the three months ended June 30, 2006 to $296,903 from $112,090 for the three months ended June 30, 2005.  This increase resulted primarily from expenses of $76,093, $59,019 and $47,208 which were recorded for consulting services, patent acquisition costs and unexercised option and warrants vesting during the three months ended June 30, 2006, respectively. The $84,962 of increased expense for options and warrants described above reflects the financial statement impact to us in the three months ended June 30, 2006 related to FAS 123R, a new accounting policy.

Interest Expense

For the three months ended June 30, 2006, we incurred interest expense of $771,571 compared to interest expense for the three months ended June 30, 2005 of $385,686.  The increase of $385,686 resulted from recording interest expense related to our senior secured convertible notes and debt offering costs above what was recorded for the three months ended June 30, 2005. Of the $385,686 increase, $500,000 was included as interest expense related to the early conversion of $500,000 principal amount of the notes to 333,334 shares of common stock, $16,583 represents the increased interest payable on the notes, and $131,564 represents the increased amortization of debt offering costs. These increases were offset by a $62,499 reduction in the amount recorded in interest expense to account for the accretion of the note liability on our balance sheet and $199,962 which was included in interest expense for the three months ended June 30, 2005 related to the conversion feature of our line of credit, which was completely converted into equity in December of 2005.

Net Loss

We realized a net loss for the three months ended June 30, 2006 of $483,699 compared with a net loss for the three months ended June 30, 2005 of $4,469,981. The decrease in the net loss of $3,986,282 is primarily due to a $4,460,527 gain for derivative valuation and a $279,043 increase in gross margin as a result of increased sales activity. These gains were offset by (i) an increase of $159,307 in general and administrative expenses, (ii) an increase of $184,813 in research and development in process expenses, and

(iii) an increase of $385,686 in interest expense, all as described above. Additionally, we recorded a net $36,329 variance in other income (expense), which increased our net loss for the three months ended June 30, 2006.

Results of Operations for the Six Months Ended June 30, 2006 and June 30, 2005

Revenues

We generated $7,063,513 in revenue during the six months ended June 30, 2006.  During the same six-month period in 2005, we generated revenue of $1,977,147.  The increase in revenue of $5,086,366 or 257% was due primarily to us performing approximately $4,709,200 of increased work for a single new customer. In the first six months of 2006, we recognized revenue of $5,823,933 related to the sale and installation of equipment, which was an increase of $5,425,545 over the same period in the prior year.  This increase was partially offset by a decrease of $322,014 in license fee revenue, which was the result of us losing one customer.

Sales revenues from our three largest customers accounted for approximately 84% and 66% of total revenues for the six months ended June 30, 2006 and 2005, respectively. The three largest customers in 2006 are not the same as the three largest customers in 2005, as we lost one of those customers and gained a substantial new customer. Any material reduction in revenues generated from any one of our largest customers could harm our results of operations, financial condition and liquidity.

Cost of Revenues

Cost of revenues increased by approximately $4,879,150 to $6,737,357 for the six months ended June 30, 2006 from $1,858,206 for the six months ended June 30, 2005.  The increase was due primarily to increased activity in installation of equipment for our new customer, which resulted in an increase in the costs related to such installation. In addition, the general operations department costs increased by approximately $318,650 due to the increase in installation activity. The increases were partially offset by a decrease of approximately $99,680 in satellite distribution costs and depreciation and amortization.

Expenses

General and administrative expenses for the six months ended June 30, 2006 were $2,211,341 compared to $1,208,347 for the six months ended June 30, 2005.  The increase of approximately $1,002,994 resulted from an increase in expenses incurred for outside consultants of $779,358, expenses of $462,330 for options and warrants outstanding, and outside director fees of $33,050; offset by an decrease of $235,170 in investor relations expense. Research and development in process increased by $1,683,738 for the six months ended June 30, 2006 to $1,905,199 from $221,461 for the six months ended June 30, 2005.  This increase resulted primarily from recording a $1,363,126 expense equal to the excess of cost over book value for the acquisition of Video Processing Technology, Inc. Additionally, expenses of $153,855 and $109,382 were recorded for consulting services and unexercised option and warrants vesting during the six months ended June 30, 2006, respectively.

During the first six months of 2006, we implemented the following new critical accounting policy related to our stock-based compensation.  Beginning on January 1, 2006, we began accounting for stock options under the provisions of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (FAS 123R), which requires the recognition of the fair value of stock-based compensation.  Under the fair value recognition provisions for FAS 123R, stock-based compensation cost is estimated at the grant date based on the fair value of the awards expected to vest and recognized as expense ratably over the requisite service period of the award.  We have used the Black-Scholes valuation model to estimate fair value of our stock-based awards, which requires various judgmental assumptions including estimated stock price volatility, forfeiture rates, and expected life.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility. The $571,712 of increased expense for options and warrants described above reflects the financial statement impact to us in the six months ended June 30, 2006 related to this new accounting policy.

Interest Expense

For the six months ended June 30, 2006, we incurred interest expense of $1,208,119 compared to interest expense for the six months ended June 30, 2005 of $635,799.  The increase of $572,320 resulted primarily from us recording interest expense related to our senior secured convertible notes and debt offering costs above what was recorded for the first six months of 2005. Of the $572,320 increase, $187,500 was the increased amount recorded in interest expense for the accretion of the note liability on our balance sheet, $61,583 was the increased interest payable on the notes and $207,113 represents the increased amortization of debt offering costs for the six months ended June 30, 2006 over the amounts recorded in prior year. In addition, for the six months ended June 30, 2006,  $500,000 was included as interest expense related to the early conversion of $500,000 of principal of the senior notes into 333,334 shares of common stock, and a penalty of $66,000 related to a default in the senior notes, which has been cured. These comparative increases were offset by $449,876 for interest expense related to the conversion feature of our line of credit included in the period ended June 30, 2005. This line of credit was completely converted in December 2005.

Net Loss

We realized a net loss for the six months ended June 30, 2006 of $4,837,112 compared with a net loss for the six months ended June 30, 2005 of $5,264,028. The decrease in the net loss of $426,916 is primarily due to (i) a gain of $3,216,527 for derivative valuation, (ii) a $284,000 gain on forgiveness of debt related to the accrued penalties on our senior secured convertible debt and, (iii) a $207,215 increase in gross margin as a result of increased sales activity. These gains were offset by an increase of $1,002,994 in general and administrative expenses, an increase of $1,683,738 in research and development in process expenses, and an increase of $572,320 in interest expense, all as described above.

Results of Operations for the Years Ended December 31, 2005 and December 31, 2004

Revenues

We realized total revenues of $5,380,869 for the year ended December 31, 2005 compared to total revenues of $5,385,657 for the year ended December 31, 2004, which represents a decrease of less than 1% for the year.  Although the revenues were materially unchanged, we experienced a change in the mix of services used by our customers from license fees and studio and production fees to more equipment sales and installation, which includes the associated costs of the equipment and installation and which have a lower margin than the license fees and studio and production fees. The net decrease in revenues of $4,788 is the result of a decrease of $526,759 in license fees primarily from the loss of one customer and a decrease of $307,778 in production fees, the majority of which was from another customer. These decreases were offset by an increase in sales of equipment and installation revenues of $829,749.

Cost of Revenues

The cost of sales for the year ended December 31, 2005 aggregated $ 6,381,431 as compared to cost of sales of $5,438,409 for the year ended December 31, 2004, which represents an increase in cost of sales of 17.3%.  The increase in cost of sales of $943,022 was primarily a result of the increase in sales and installation of equipment with its attendant costs and the decrease in license fees and studio and production fees, which have greater margins than are available for the sales and installation of equipment.  Cost of equipment sales increased $886,832, which accounted for 94% of the increase in costs.  Cost of sales on equipment sales as a percentage of revenue from equipment sales increased in 2005 compared to 2004 from 71% to 83%, respectively. The remainder of the increase in cost of sales was the result of an increase of $73,789 in satellite distribution costs resulting from greater satellite usage by customers and an increase in operating departments of $12,879.  Increases in cost of sales were offset by a $30,478 decrease in depreciation.

Expenses

We incurred total operating expenses of $3,544,656 for the year December 31, 2005, compared to total operating expenses of $15,366,481 for the year ended December 31, 2004.  The decrease of $11,821,825 is primarily due to an decrease in research and development in process expenses of $12,276,042.  During

2004, we recorded total research and development in process expenses of $12,659,094, which resulted from three transactions related to the acquisition of IDI and the ongoing development of the CodecSys technology more fully described as follows:

(1) Consolidation of IDI co-founders equity in IDI

$ 1,219,573

(2) Issuance of stock and options to IDI co-founders

    1,211,502

(3) Issuance of stock and options to Streamware AB

  10,228,019

$12,659,094

During the year ended December 31, 2005, none of the foregoing expenses were repeated.  We recorded research and development in process expenses of $383,052 for 2005.

Our general and administrative expenses, including production and maintenance costs, increased $501,444 from $1,939,319 for the year ended December 31, 2004 to $2,440,763 for the year ended December 31, 2005.  The increase resulted principally from increases of $165,273 in legal expenses, $59,444 in outside consulting expenses, $51,389 in accounting services, $85,495 in increased travel expenses, $36,174 in directors and officers insurance, and $68,560 in various other general expenses.

Our sales and marketing expenses for the year ended December 31, 2005 were $720,841 compared to sales and marketing expenses of $732,959 for the year ended December 31, 2004.  The decrease of $12,118 is due to minor decreases in most expense categories.

Interest Expense

We recorded an increase in interest expense of $54,023 from interest of $1,095,186 in 2004 to $1,149,209 in 2005.  For the year ended December 31, 2005, the composition of the interest expense changed from 2004.  We paid interest expense of $330,500 on our senior secured convertible notes, recorded interest expense of $624,998 related to accretion of the notes as the notes are recorded on our consolidated balance sheet, $ 188,879 of amortization of pre-paid interest expense related to the cost of issuing the notes, and recorded interest expense of $4,832 related to the beneficial conversion feature of a convertible line of credit.  The holders of the convertible line of credit converted all of the line to common stock during 2005.  During 2004, all of the interest expense related to the beneficial conversion feature of the convertible line of credit.

Net Loss

We had a net loss in the amount of $5,581,679 for the year ended December 31, 2005 compared to a net loss of $16,488,712 for the year ended December 31, 2004.  The net loss before taxes decreased by $10,907,033, which was primarily the result of a decrease of $12,276,042 in research and development in process, offset by an increase of $943,022 in the cost of revenues, an increase of $466,335 in general and administrative expenses, and an increase of $54,023 in interest expense, all as explained above.  In addition, the net loss was decreased by $99,042 related to an increase in interest and other income.

Results of Operations for the Years Ended December 31, 2004 and December 31, 2003

Revenues

We realized revenues of $5,385,657 for the year ended December 31, 2004 compared to revenues of $4,928,486 for the year ended December 31, 2003, which represents an increase of 9.3% for the year.  We experienced a change in the mix of services used by our customers from license fees to more equipment sales, which includes the associated costs of the equipment being installed.  The net increase in net sales of $457,171 is the result of an increase in sales of equipment of $1,131,677 and an increase in studio, satellite and other fees of $346,538, which increases were offset by a decrease of $545,000 in license fees and a decrease of $476,044 in installation and service revenue.

Cost of Revenues

The cost of revenues for the year ended December 31, 2004 aggregated $5,438,409 as compared to cost of revenues of $5,027,314 for the year ended December 31, 2003, which represents an increase in cost of sales of 8.2%.  The increase in cost of sales of $411,095 was primarily a result of the increase in sales of equipment with its attendant costs and the decrease in license fees and management revenues, which has greater margins than are available for the sale of equipment.  Cost of equipment sales increased $761,583, which was partially offset by a decrease in operating costs, included as a part of costs of sales and satellite distribution costs.

Expenses

We incurred operating expenses of $15,366,481 for the year December 31, 2004, compared to operating expenses of $3,743,379 for the year ended December 31, 2003.  The increase of $11,623,102 is primarily due to an increase in research and development in process expense of $12,659,094.  During 2004, we recorded total research and development in process expense of $12,659,094, which resulted from three transactions related to the acquisition of IDI and the ongoing development of the CodecSys technology as described above.

On September 1, 2004, we entered into a settlement agreement with the co-founders of IDI and certain companies owned, controlled or associated with the co-founders.  The purpose of the settlement agreement was to consolidate the ownership and control of the CodecSys technology and to settle existing disputes among IDI, the co-founders and affiliates of the co-founders.  The settlement agreement called for the co-founders of IDI to return to the treasury of IDI common stock totaling approximately 6,098,000 shares in exchange for certain assets and the cancellation of obligations owed by affiliates of the co-founders to IDI in the amount of approximately $210,000.  As part of the agreement, we were relieved of an obligation to provide 8,466 shares of our common stock and approximately $20,657 of cash payments due to the affiliates of the co-founders as part of our funding of the IDI bankruptcy plan of reorganization.  We recorded $1,219,573 in research and development in process expense incident to the transaction.  With the reduction in the number of outstanding shares of stock of IDI from the return of the co-founder shares, we now own approximately 86% of the outstanding stock of IDI.  See Audited Financial Statements, Notes to Consolidated Financial Statements, Note 5 - Investment in Interact Devices, Inc. - Plan of Reorganization.

On September 1, 2004, we entered into an additional settlement agreement with the co-founders of IDI in order to settle outstanding controversies arising out of a prior agreement entered into in 2003.  In the settlement agreement, we agreed to cancel the prior agreement and pay a total of $90,000 in cash to the co-founders in four monthly payments of $22,500 beginning in September 2004.  The $90,000 expense is recorded as research and development in process expense.  Additionally, we granted the co-founders options to purchase 450,000 shares of our common stock at a purchase price of $6.25 per share, immediately exercisable.  We recognized an expense in research and development in process of $1,211,502 using a Black-Scholes option pricing model.  See Audited Financial Statements, Notes to Consolidated Financial Statements, Note 5 - Investment in Interact Devices, Inc. - April 2003 Agreement and September 2004 Settlement.

In settlement of disputes concerning license rights to the CodecSys technology and in the context of the IDI bankruptcy, IDI entered into an amended partner agreement with Streamware Solutions AB, a Swedish corporation, in which Streamware gave up certain claims to the CodecSys technology.  Contemporaneous with this settlement, certain principals of Streamware purchased 187,500 shares of our common stock at $2.00 per share (below fair market value of $4.00 per share) pursuant to a stock purchase and option grant agreement dated February 6, 2004.  We recorded the shares at fair market value of $4.00 per share and recorded the difference between the amount paid and the fair market value of $375,000 as a research and development in process expense.  Streamware principals and shareholders were issued an additional 1,000,000 shares of common stock pursuant to a stock issuance and option grant agreement also dated February 6, 2004.  We also issued to Streamware principals and shareholders a total of 2,812,500 options to purchase shares of our common stock at an exercise price of $4.50 per share, which options expired in February 2006, associated with the agreements mentioned above.  We recorded $10,228,019 as research and development in process expense associated with the Streamware stock issuances and option grants and the IDI bankruptcy settlement described above, as part of the on-going development costs of the CodecSys technology.  See Audited Financial Statements, Notes to Consolidated Financial Statements, Note 5 - Investment in Interact Devices, Inc. - Streamware Solutions AB.

Our general and administrative expenses increased $1,029,080 from $910,239 for the year ended December 31, 2003 to $1,939,319 for the year ended December 31, 2004.  The increase resulted principally from recording $913,443 in consulting expenses paid for by the issuance of 209,444 shares of our common stock and an increase of approximately $100,000 in expenses related to being a public company, such as increased professional fees of approximately $70,000 and shareholder communication expenses and transfer agent fees.

Our sales and marketing expenses for the year ended December 31, 2004 were $732,959 compared to sales and marketing expenses of $518,768 for the year ended December 31, 2003.  The increase of $214,191 is due primarily to increased marketing emphasis on the CodecSys technology and attendance at trade shows and similar sales initiatives.

Interest Expense

We recorded an increase in interest expense of $992,736 from 2003 to 2004.  On December 23, 2003, we entered into a convertible line of credit for up to $1,000,000 with Meridel LTD and Pascoe Holdings LTD, both foreign corporations.  On June 30, 2004, the line of credit was amended to increase the limit from $1,000,000 to $2,000,000 with the original due date extended from March 31, 2005 to April 1, 2006.  Any portion of the note under the line of credit is convertible at the lenders’ sole discretion for shares of our common stock at the rate of $1.00 per share.  At December 31, 2004, we had borrowed over a two-year period an aggregate of $1,195,090.  The note bears an annual interest rate of 6%, which is forgiven upon conversion.  We have only recorded the beneficial conversion feature of the note in interest expense.  In each of the years ended December 31, 2004 and 2003, we borrowed an aggregate of $1,095,110 and $99,980, respectively.  During the years ended December 31, 2004 and 2003, we included as interest expense $1,095,110 and $99,980, respectively, as there is an immediately convertible beneficial conversion feature associated with the advances made under this line of credit.  On September 30, 2004, the lenders exercised their conversion rights and converted a total of $800,000 ($400,000 for each lender) of the $1,195,090 into 800,000 shares of our common stock.  The remaining balance of the note at December 31, 2004 was $395,090.

Net Loss

We had a net loss in the amount of $16,488,712 for the year ended December 31, 2004 compared with a net loss of $3,935,244 for the year ended December 31, 2003.  The net loss increased by $12,553,468, which was primarily the result of an increase of $12,659,094 in research and development in process expense, an increase of $913,443 of shares issued for services included in administrative and general expense, and an increase of $992,736 in interest expense, all as explained above.  The majority of the total net loss of $16,488,712 is composed of non-cash expenses as illustrated in the following table, which sets forth the major non-cash components of the expenses incurred:

Depreciation and amortization	$ 398,319
Common stock issued for services	916,996
Research and development in process	11,439,520
Liability assumed for research and development in process	1,219,573
Beneficial conversion feature of convertible note (interest expense)	1,095,110
Total significant non-cash items included in net loss	$15,069,518

Quarterly Financial Data

Summarized unaudited quarterly financial data for 2004 and 2005 is as follows:

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net revenue	$1,375,856	$1,556,040	$1,284,874	$1,168,887
Gross profit (loss)	17,809	44,396	(36,787)	(78,170)
Net income (loss)	(2,390,528)	(11,291,838)	(1,851,687)	(954,659)
Basic earnings (loss) per share	(0.13)	(0.59)	(0.09)	(0.04)
Diluted earnings (loss) per share	(0.13)	(0.59)	(0.09)	(0.04)
	2005
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net revenue	$977,652	$999,495	$1,065,317	$2,338,405
Gross profit (loss)	(125,698)	(232,878)	(427,412)	(214,574)
Net income (loss)	(794,047)	(4,469,981)	310,426	(628,077)
Basic earnings (loss) per share	(0.04)	(0.22)	0.01	(0.16)
Diluted earnings (loss) per share	(0.04)	(0.22)	0.01	(0.16)

Contractual Obligations

The following table summarizes our contractual obligations as of December 31, 2005:

	Payments Due
	Within One Year	One Year to Three Years	Three Years to Five Years	After Five Years	Total

Long-term debt obligations (1)	$70,187	$3,105,280	$-	$-	$3,175,467
Capital lease obligations	-	-	-	-	-
Operating lease obligations	433,100	451,000	-	-	884,100
Purchase obligations	-	-	-	-	-
Other long-term liabilities	-	600,000	-	-	600,000
Total contractual obligations	$503,287	$4,156,280	$-	$-	$4,659,567

(1)

Included in long-term debt are senior secured convertible notes at the principal value of $3,000,000.

Liquidity and Capital Resources

At June 30, 2006, we had cash of $794,643 and total current assets of $3,971,127 compared to total current liabilities of $4,619,350 ($2,122,700 of which is reflected as the derivative valuation of the embedded derivatives in our senior secured convertible notes and related warrants) and total stockholder’s deficit of $1,071,776.

For the six months ended June 30, 2006, we used approximately $1,326,864 of cash for operating activities as compared to cash used for operating activities for the six months ended June 30, 2005 of $1,385,479. The cash used for operations was provided in both periods primarily from proceeds from sales of our common stock and from loan financing. We expect to continue to experience negative operating cash flow as long as we continue our CodecSys technology development or until we increase our sales and operating profit significantly.

Our audited financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2005 contained a “going concern” qualification.  We have incurred losses and have not demonstrated the ability to generate sufficient cash flows from operations to satisfy our liabilities and sustain operations.  These factors raise substantial doubt about our ability to continue as a going concern.

On August 15, 2006, we simultaneously entered into and consummated a stock purchase agreement with YLS, a Hong Kong corporation, providing for the sale of 666,667 restricted shares of our common stock to YLS at a purchase price of $1.50 per share for a total consideration of $1,000,000.  Pursuant to the stock purchase agreement, we also issued warrants to YLS, including four classes of warrants (A Warrants, B Warrants, C Warrants and D Warrants), which give YLS the right to purchase an additional 5,500,000 shares of our common stock as described below.  The A and B Warrants expire one year after the effective date of a registration statement to be filed under the Securities Act of 1933, as amended, to register the subsequent sale of shares received from exercise of the A and B Warrants.  The C Warrants and D Warrants expire eighteen months and twenty four months, respectively, after the effective date of the registration statement.  The A Warrants grant YLS the right to purchase up to 750,000 shares of common stock at an exercise price of $1.60 per share, the B Warrants grant YLS the right to purchase up to 750,000 shares of common stock at an exercise price of $1.75 per share, the C Warrants grant YLS the right to purchase up to 2,000,000 shares of common stock at an exercise price of $2.10 per share, and the D Warrants grant YLS the right to purchase up to 2,000,000 shares of common stock at an exercise price of $3.00 per share.

The stock purchase agreement contains certain covenants and provisions that may have an effect on the future ability of we to raise additional capital and to conduct its business operations.  The principal covenants and provisions are:

•

We must increase our authorized capital to accommodate the potential issuance of stock pursuant to the warrants.

•

At such time as we have received at least $10 million in proceeds from the exercise of the warrants, we must retire our convertible debt if not converted at such time.

•

At such time as we have received at least $10 million in proceeds from the exercise of the warrants, for a period of three years thereafter, we will not issue any convertible debt.

•

At such time as we have received at least $10 million in proceeds from the exercise of the warrants, we must cancel any “reset features” related to any shares outstanding that could result in additional shares being issued.  In addition, for a period of three years, we must not issue any new instruments which may result in the issuance of additional common stock, if such new instruments have “reset features” causing more shares to be issued if we were to sell equity at prices less than the instruments conversion price.

•

We must not, for a period of three years, borrow funds in amounts greater than three times our EBITDA.

•

We must maintain a majority of qualified independent directors, as defined by the NASD, and our audit and compensation committees of the board must include a majority of independent directors.

•

YLS shall have a right of first refusal to participate in any future funding by us on a pro rata basis.

•

At such time as we have received at least $10 million in proceeds from the exercise of the warrants, YLS is entitled to certain “price protection” anti-dilution rights and we may not effect any subsequent financing involving a “variable rate transaction” or an “MFN (Most Favored Nations) transaction” as such terms are defined in the stock purchase agreement.

•

We must retain Telperion Business Consultants as one of our investor relations firms for compensation of no less than $10,000 per month.

In connection with the stock purchase agreement, we paid a $100,000 finder’s fee to Telperion Holdings LTD, based in the Cayman Islands.

The common stock issued and the warrants granted pursuant to the stock purchase agreement are subject to the terms and conditions of a registration rights agreement dated contemporaneously with the stock purchase agreement, pursuant to which we are obligated to register with the SEC the resale of the shares of common stock issued as well as the subsequent sale of shares issuable upon exercise of the warrants pursuant to the Securities Act.  We must file a registration statement within thirty days of closing and complete the registration process within six months of the date of the registration rights agreement.  If either condition is not satisfied, we will be obligated to pay a penalty by issuing 657 shares of our common stock per day to YLS for every day we are in violation of either condition, up to a maximum of 500,000 shares.

In connection with the stock purchase agreement, we entered into a stock exchange agreement with Sun Media Investment Holdings Ltd., or Sun Media, a British Virgin Islands corporation, dated August 15, 2006, pursuant to which we issued 3,000,000 restricted shares of our common stock to Sun Media in exchange for 1,515,544 restricted shares of common stock of Sun New Media, Inc., a Minnesota corporation traded on the OTC Bulletin Board.  The stock exchange agreement also contains a covenant on our part to cause the appointment of Dr. Bruno Wu to our board of directors.  Mr. Wu is a principal and controlling shareholder of Sun Media and the Chairman of the Board of Sun New Media, Inc.  Both we and Sun Media have agreed, pursuant to lock up agreements executed as part of the transaction, not to sell the shares of stock received in the transaction before January 1, 2008.

We also entered into a technology license agreement with YLS, dated August 15, 2006, pursuant to which we received a fully paid, perpetual, non-exclusive, world wide license to use and distribute certain flash based e-publishing reader technology.  In exchange for the license, we issued 4,000,000 restricted shares of our common stock to YLS.

In conjunction with the foregoing transactions, we entered into a technology license agreement with Broadvision Global, Ltd., or BGL, a British Virgin Islands corporation, dated August 15, 2006, pursuant to which we received a fully paid, perpetual, exclusive, world wide license (except for The Peoples Republic of China) to use and distribute certain IPTV platform technology developed and licensed to BGL by Beijing Broadvision Information Technologies, Ltd., or BBIT.  In exchange for the license, we issued 1,000,000 restricted shares of our common stock to each of YLS and BBIT.

On May 16, 2005, we entered into a securities purchase agreement and completed a financing with a consortium of four institutional funds.  In the financing, we received $3,000,000 gross proceeds in cash pursuant to the issuance of senior secured convertible notes to the funds.  We used the proceeds from this financing to support our CodecSys research and development and for general working capital purposes.  The senior secured convertible notes are due May 16, 2008 and bear interest at 6% per annum.  Interest-only payments are due semi-annually.  The notes were originally convertible into 1,200,000 shares of our common stock at $2.50 per share, convertible any time during the term of the notes.

We were in default under the terms of the securities purchase agreement because we did not secure an effective registration statement by the deadline required in the agreement.  We cured the default by securing the effective registration statement and satisfied the liquidated damages arising due to the default by entering into a waiver agreement. The securities purchase agreement was amended by the waiver agreement dated March 16, 2006, in which the notes became convertible into 2,000,000 shares of our common stock at $1.50 per share.

In connection with the financing, the funds received A warrants to acquire 600,000 shares of our common stock exercisable at $2.50 per share and B warrants to acquire 600,000 shares of our common stock at $4.00 per share.  The waiver agreement changed the exercise price of the warrants to $2.00 per share for both the A warrants and the B warrants. Due to applicable anti-dilution provisions, subsequent sales of our common stock at $1.50 per share pursuant to our private placement offering have caused the exercise price of both the A warrants and the B warrants to be reduced further to $1.50 per share.  The warrants are exercisable any time for a five-year period beginning on the date of grant  We paid approximately $345,000 in cash for commissions, finders fees and expenses in securing this financing, $240,000 of which was included in prepaid expenses as of December 31, 2005 and will be amortized over the term of the notes.

The $1.50 conversion price of the senior secured convertible notes and the $1.50 exercise price of the warrants are subject to adjustment pursuant to standard anti-dilution rights.  These rights include (i) equitable adjustments in the event we effect a stock split, dividend, combination, reclassification or similar transaction; (ii) “weighted average” price protection adjustments in the event we issue new shares of common stock or common stock equivalents in certain transactions at a price less than the then current market price of our common stock; and (iii) “full ratchet” price protection adjustments in the event we issue new shares of common stock or common stock equivalents in certain transactions at a price less than $1.50 per share.

The senior secured convertible notes contain a prepayment provision allowing us to prepay, in certain limited circumstances, all or a portion of the notes, subject to a prepayment premium of 25% of the outstanding principal amount of the notes to be prepaid. Even if we elect to prepay the notes, the note holders may still convert any portion of the notes being prepaid pursuant to the conversion feature thereof.

The securities purchase agreement contains, among other things, covenants that may restrict our ability to obtain additional capital, to declare or pay a dividend or to engage in other business activities.  A breach of any of these covenants could result in a default under our senior secured convertible notes, in which event holders of the notes could elect to declare all amounts outstanding to be immediately due and payable, which would require us to secure additional debt or equity financing to repay the indebtedness or to seek bankruptcy protection or liquidation.  The securities purchase agreement provides that we cannot do any of the following without the prior written consent of the holders of at least 85% of the principal amount of the outstanding senior secured convertible notes:

•

issue debt securities or incur, assume, suffer to exist, guarantee or otherwise become or remain, directly or indirectly, liable with respect to certain indebtedness;

•

except for those created under the securities purchase agreement, create, incur, assume or suffer to exist, directly or indirectly, any liens, restrictions, security interests, claims, rights of another or other encumbrances on or with respect to any of our assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom;

•

liquidate, wind up or dissolve (or suffer any liquidation or dissolution);

•

convey, sell, lease, license, assign, transfer or otherwise dispose of all or any substantial portion of our properties or assets, other than transactions in the ordinary course of business consistent with past practices, and transactions by non-material subsidiaries, if any;

•

cause, permit or suffer, directly or indirectly, any change in control transaction as defined in the senior secured convertible notes;

•

directly or indirectly enter into or permit to exist any transaction with any of our affiliates or any of our subsidiaries, if any, except for transactions that are in the ordinary course of our business, upon fair and reasonable terms, that are fully approved by our board of directors, and that are no less favorable to us than would be obtained in an arm’s length transaction with a non-affiliate;

•

declare or pay a dividend or return any equity capital to any holder of any of our equity interests or authorize or make any other distribution to any holder of our equity interests in such holder’s capacity as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration any of our equity interests outstanding (or any options or warrants issued to acquire any of our equity interests); provided that the foregoing shall not prohibit (i) the performance by us of our obligations under the warrants related to the senior secured convertible notes or the registration rights agreement entered into in connection with the securities purchase agreement, or (ii) us and any of our subsidiaries, if any, from paying dividends in common stock issued by us or such subsidiary that is neither puttable by any holder thereof nor redeemable, so long as, in the case of any such common stock dividend made by any such subsidiary, the percentage ownership (direct or indirect) of us in such subsidiary is not reduced as a result thereof; or

•

directly or indirectly, lend money or credit (by way of guarantee or otherwise) or make advances to any person, or purchase or acquire any stock, bonds, notes, debentures or other obligations or securities of, or any other interest in, or make any capital contribution to, any other person, or purchase or own a future contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, with very limited exceptions.

Section 4(a)(xi) of the senior secured convertible notes specifies that it is an event of default if we do not raise at least $3,000,000 by September 30, 2006.  As of August 31, 2006, we had raised approximately $2,243,000 from the sale of our securities pursuant to our private placement offering and pursuant to the stock purchase agreement with YLS.  Although we are continuing our efforts to raise additional capital, there is no assurance that we will be able to satisfy this financing requirement before September 30, 2006.  The remedies for default provide that if an event of default occurs and is continuing, the holders may declare all of the then outstanding principal amount of the notes and any accrued and unpaid interest thereon to be immediately due and payable in cash.  In the event of an acceleration, the amount due and owing to the holders is 125% of the outstanding principal amount of the notes and interest on such amount is calculated using the default rate of 18% per annum if the full amount is not paid within one business day after acceleration.  An event of acceleration may require us to seek bankruptcy or liquidation.  Even in a bankruptcy proceeding, however, the holders of the notes, as secured lenders, could obtain our assets in order to satisfy the obligations due to them under the notes, in which case we could be forced to terminate operations and liquidate the company.

On April 21, 2006, two of the institutional funds converted an aggregate of $500,000 of their convertible notes into 333,334 shares of our common stock. Upon completion of this conversion, the principal balance of the senior secured convertible notes was reduced from $3,000,000 to $2,500,000.

On June 22, 2005, we secured a new customer contract, which has resulted in revenues of approximately $4,739,750 in the first six months of 2006. We anticipate that revenues from this customer will continue throughout 2006.  We are continuing to train our existing installation technicians on the new equipment and procedures required by this new customer. We are also adding new installation technicians.

Our monthly operating expenses currently exceed our monthly net sales by approximately $250,000 per month.  This amount could increase significantly.  Given our current level of CodecSys development activity, we expect our operating expenses will continue to outpace our net sales until we are able to generate additional revenue.  Our business model contemplates that sources of additional revenue include (i) sales from our private communication network services, (ii) sales resulting from the new customer contract described above, and (iii) sales related to commercial applications of our CodecSys technology.  Notwithstanding any additional revenue that may be realized for these sources, we will require additional capital in the near-term to avoid default under our senior secured convertible notes and to continue our current business operations.

Our long-term liquidity is dependent upon execution of our business model and the realization of additional revenue and working capital, as described above, and upon capital needed for continued

development of the CodecSys technology.  Commercialization and future applications of the CodecSys technology are expected to require additional capital estimated to be approximately $2.0 million annually for the foreseeable future.  This estimate will increase or decrease depending on funds available to us.  The availability of funding will also determine, in large measure, the timing and introduction of new product applications in the marketplace.  Capital required for CodecSys is expected to come from internally generated cash flow from operations or from external financing.

To date, we have met our working capital needs through funds received from sales of our common stock, borrowings under a convertible line of credit and the senior secured convertible note financing described above.  Until our operations become profitable, we must continue to sell equity or find another source of operating capital. There can be no assurance that we will be able to obtain adequate working capital or additional financing at all or on terms favorable to us.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosures about Market Risk

Market risk represents the risk of loss that may impact our financial position due to adverse changes in financial market prices and rates.  We do not hold or issue financial instruments for trading purposes or have any derivative financial instruments.  As discussed above, however, the embedded conversion feature and prepayment option of our senior secured convertible notes and our related warrants are deemed to be derivatives and are subject to quarterly “mark-to-market” valuations.  Our principal exposure to market risk is currently confined to our cash and cash equivalents.  Because of the short-term maturities of our cash and cash equivalents, we do not believe that an increase in market rates would have any significant impact on the realized value of our investments.  We currently do not hedge interest rate exposure and are not exposed to the impact of foreign currency fluctuations.

Recent Accounting Pronouncements

In December 2003, the FASB issued Interpretation No. 46 (“FIN 46R”) (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), which addresses how a business enterprise should evaluate whether it has a controlling interest in an entity though means other than voting rights and accordingly should consolidate the entity. FIN 46R replaces FASB Interpretation No. 46 (“FIN 46”), which was issued in January 2003. Before concluding that it is appropriate to apply ARB 51 voting interest consolidation model to an entity, an enterprise must first determine that the entity is not a variable interest entity . As of the effective date of FIN 46R, an enterprise must evaluate its involvement with all entities or legal structures created before February 1, 2003, to determine whether consolidation requirements of FIN 46R apply to those entities. There is no grandfathering of existing entities. Public companies must apply either FIN 46 or FIN 46R immediately to entities created after January 31, 2003 and no later than the end of the first reporting period that ends after March 15, 2004.  The adoption of FIN 46 had no effect on our consolidated financial position, results of operations or cash flows.

In December 2003, the Securities and Exchange Commission issued Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition. SAB 104 revises or rescinds portions of the interpretive guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. The adoption of SAB 104 did not have a material effect on our results of operations or financial condition.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, which amends Accounting Principles Board Opinion No. 29, Accounting for Nonmonetary Transactions.  The guidance in APB Opinion 29 is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  The guidance in APB Opinion 29, however, included certain exceptions to that principle.  SFAS 153 amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  SFAS 153 is effective for fiscal periods beginning after June 15, 2005.  We do not expect that the adoption of SFAS 153 will have a material impact on our financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123R, Share Based Payment, which requires companies to measure and recognize compensation expense for all stock based payments at fair value.  SFAS 123R became effective for us on January 1, 2006.  In March 2005, the SEC issued Staff Accounting Bulletin No. 107 to provide further guidance regarding the interaction of the provisions of SFAS 123R and certain SEC rules and regulations.  We have adopted SFAS 123R beginning in the quarter ended March 31, 2006.   See Stock Compensation in Note 2 of our Audited Financial Statements, Notes to Consolidated Financial Statements for more information related to the pro forma effects on our reported net income and net income per share of applying the fair value recognition provisions of the previous SFAS 123, Accounting for Stock Based Compensation, to stock based employee compensation.

In December 2004, the FASB issued FASB Staff Position No. FAS 109-1 (“FAS 109-1”), “Application of FASB Statement No. 109, “Accounting for Income Taxes,” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004 (“AJCA”).  The AJCA introduces a special 9% tax deduction on qualified production activities. FAS 109-1 clarifies that this tax deduction should be accounted for as a special tax deduction in accordance with Statement 109.  We do not expect the adoption of these new tax provisions to have a material impact on our consolidated financial position, results of operations, or cash flows.

In May 2005, the FASB issued Statement 154, Accounting Changes and Error Corrections, which requires retrospective application (the application of the changed accounting principle to previously issued financial statements as if that principle had always been used) for voluntary changes in accounting principle unless it is impracticable to do so.  Previously, the cumulative effect of such changes was recognized in net income of the period of the change.  The effective date is for changes made in fiscal years beginning after December 15, 2005.

In June 2005, the Emerging Issues Task Force issued three consensuses that are subject to later ratification by the FASB:

The first consensus is EITF 04-5 which establishes a framework for evaluating whether a general partner or a group of general partners controls a limited partnership and therefore should consolidate it.  Unless the limited partners have “kick-out rights” allowing them to dissolve or liquidate the partnership or otherwise remove the general partner “without cause,” or “participating rights” allowing the limited partners to participate in significant decisions made in the ordinary course of the partnership’s business, the general partner(s) hold effective control and should consolidate the limited partnership.  This would be effective immediately for newly-formed limited partnerships and for existing limited partnership agreements that are modified.  For existing limited partnership agreements that are not modified, it would be effective for the beginning of the first reporting period after December 15, 2005.  We do not expect the adoption of EITF 04-5 will have a material impact on our consolidated financial position, results of operations or cash flows.

The second consensus is EITF 05-2 which provides guidance for issuers of debt and preferred stock instruments with conversion features that may need to be accounted for as derivatives.  We do not expect the adoption of EITF 05-2 will have a material impact on our consolidated financial position, results of operations or cash flows.

The third consensus is EITF 05-6, “Determining the Amortization Period for Leasehold Improvements.”  The guidance requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase.  The guidance is effective for periods beginning after June 29, 2005.  We do not expect the adoption of EITF 05-6 will have a material impact on our consolidated financial position, results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.”  SFAS 155 amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  SFAS 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  SFAS 155 is effective for all financial instruments acquired or issued after December 31, 2006.  We are currently evaluating the impact of SFAS 155.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes (an interpretation of FASB Statement No. 109)” which is effective for fiscal years beginning after December 15, 2006 with earlier adoption encouraged. This interpretation was issued to clarify the accounting for uncertainty in income taxes recognized in the financial statements by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. We are currently evaluating the potential impact of this interpretation.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock presently consists of 40,000,000 shares of common stock, par value $0.05 per share and 10,000,000 shares of preferred stock, no par value.  As of August 31, 2006, we had 34,586,609 shares of common stock outstanding, and no shares of preferred stock outstanding.  The following is a summary of the terms of our capital stock.

Common Stock

Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of the shareholders and do not have cumulative voting rights.  Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election.  Holders of common stock are entitled to receive ratably any dividends, as may be declared by the board of directors out of funds legally available therefor, subject to the rights of the holders of preferred stock.  Upon the liquidation, dissolution or winding up of our company, the holders of common stock, subject to the rights of the holders of preferred stock, are entitled to receive ratably our net assets available after the payment of our debts and other liabilities.  Holders of common stock have no preemptive, subscription, redemption or conversion rights.  The outstanding shares of common stock are fully paid and nonassessable.

Preferred Stock

Our board of directors has the authority, without further action by the shareholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the designations, powers, preferences, privileges and relative participating, option, or special rights and the qualifications, limitations, or restrictions of those series, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the common stock.  The board of directors, without shareholder approval, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of common stock.  Preferred stock could thus be issued quickly with terms calculated to delay or prevent a change in control or make removal of management more difficult.  The issuance of preferred stock may have the effect of decreasing the market price of our common stock and may adversely affect the voting and other rights of the holders of our common stock.

Senior Secured Convertible Notes and Related Warrants

We issued senior secured convertible notes and warrants when we entered into a securities purchase agreement dated May 16, 2005 with four institutional funds.  Under the terms of the securities purchase agreement, as amended, we executed four senior secured convertible 6% notes for a total indebtedness of $3,000,000 in favor of the institutional funds, which senior secured convertible notes are convertible into our common stock at $1.50 per share.  The senior secured convertible notes bear interest at the annual rate of 6% and are due May 16, 2008.  Interest-only payments are due semi-annually on November 16 and May 16 of each year.  The senior secured convertible notes are convertible anytime until their due date.

On April 24, 2006, two of the institutional fund holders of the senior secured convertible notes converted an aggregate of $500,000 of their convertible notes into 333,334 shares of our common stock.  As a result of this conversion, the principal balance of the senior secured convertible notes was reduced from $3,000,000 to $2,500,000.  The outstanding notes are presently convertible into 1,666,666 shares of our common stock.

In connection with the notes, we issued warrants to the institutional funds exercisable for a total of 1,200,000 shares of our common stock.  The current exercise price of the warrants is $1.50 per share.  The warrants are exercisable anytime until May 16, 2010.

The $1.50 conversion price of the senior secured convertible notes and the $1.50 exercise price of the warrants are subject to adjustment in certain circumstances. For a description of these price adjustments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.”

Our senior secured convertible notes contain, among other things, covenants that may restrict our ability to obtain additional capital, to declare or pay dividends or to engage in other business activities.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.”

Equity Compensation Plans

The following table sets forth, as of December 31, 2005, information regarding our compensation plans under which shares of our common stock are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding outstanding securities)
Equity compensation plans by approved security holders	0	0	0
Equity compensation plans not approved by security holders (1)	3,370,197	$1.13	2,400,343
Total	3,370,197	$1.13	2,400,343

(1)

The Broadcast International, Inc. Long-Term Incentive Plan provides for the grant of stock options, stock appreciation rights and restricted stock to our employees, directors and consultants.  The plan covers a total of 6,000,000 shares of our common stock.  As of December 31, 2005, options to purchase 229,460 shares of common stock had been exercised.  All awards must be granted at fair market value on the date of grant.  The plan is administered by our board of directors.  Awards may be vested on such schedules determined by the board of directors.  Other than the long-term incentive plan, we do not maintain any other equity compensation plan.

As of August 31, 2006, there were options to purchase a total of 3,542,491 shares of our common stock outstanding under our long-term incentive plan.

YLS Transaction Securities

The stock purchase agreement entered into with YLS contains, among other things, provisions that may restrict our ability to obtain additional capital.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.”  An aggregate of 5,500,000 shares of our common stock may be purchased at exercise prices ranging from $1.60 to $3.00 per share pursuant to the warrants issued to YLS.

Other Warrants

We have previously issued additional warrants in several private transactions.  Under the terms of these warrants, as of August 31, 2006, an aggregate of 1,527,173 shares of our common stock may be purchased at exercise prices ranging from $0.04 to $6.25 per share.  The warrants may be exercised anytime prior to their expiration dates which range from December 2006 to July 2010.

SHAREHOLDER PROPOSALS

The rules of the SEC permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy or information statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the SEC’s proxy rules.  We currently expect to hold our 2007 annual meeting of shareholders on or about May 18, 2007, and shareholder disclosure and related materials related to that meeting are expected to be mailed on or about April 20, 2007.  The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy or information statement for our 2007 annual meeting of shareholders is December 31, 2006.  Additionally, if we receive notice of a shareholder proposal after February 14, 2007, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in any proxies solicited by our board of directors for the 2007 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

We know of no matters other than the foregoing to be brought before the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ REED L. BENSON

Reed L. Benson

Vice President, Secretary and General Counsel

Salt Lake City, Utah

September 20, 2006

INDEX TO FINANCIAL STATEMENTS

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm for the Year Ended December 31, 2005

F-2

Report of Independent Registered Public Accounting Firm for the Years Ended

December 31, 2004 and 2003

F-3

Consolidated Balance Sheets as of December 31, 2005 and 2004

F-4

Consolidated Statements of Operations for the Years Ended December 31, 2005, 2004 and 2003

F-6

Consolidated Statements of Stockholders’ Equity (Deficit) for the Years Ended
December 31, 2005, 2004 and 2003

F-7

Consolidated Statements of Cash Flows for the Years Ended December 31, 2005, 2004 and 2003

F-9

Notes to Consolidated Financial Statements

F-11

Unaudited Consolidated Condensed Financial Statements

Unaudited Consolidated Condensed Balance Sheet as of June 30, 2006

F-26

Unaudited Consolidated Condensed Statements of Operations for Three Months

ended June 30, 2005 and 2006 and Six Months ended June 30, 2005 and 2006

F-28

Unaudited Consolidated Condensed Statements of Cash Flows for the Six Months

ended June 30, 2005 and 2006

F-29

Notes to Unaudited Consolidated Condensed Financial Statements

F-30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of

Broadcast International, Inc.

Salt Lake City, Utah

We have audited the accompanying consolidated balance sheet of Broadcast International, Inc. and subsidiaries as of December 31, 2005, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Broadcast International, Inc. and subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated financial statements, the Company’s operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HJ & Associates, LLC

Salt Lake City, Utah

March 27, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Broadcast International, Inc.

We have audited the accompanying consolidated balance sheet of Broadcast International, Inc. and subsidiaries as of December 31, 2004, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the two years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Broadcast International, Inc. and subsidiaries as of December 31, 2004 and the results of their operations and their cash flows for the two years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated financial statements, the Company has incurred significant losses and used cash from operations during the year ended December 31, 2004.  These conditions raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding these matters also are described in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tanner LC

Salt Lake City, UT

February 18, 2005

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,
	2004	2005
ASSETS:
Current assets
Cash and cash equivalents	$173,536	$446,491
Trade accounts receivable, net	479,382	1,186,634
Inventory	20,066	235,279
Prepaid expenses	192,881	589,370
Total current assets	865,865	2,457,774

Property and equipment
Furniture and fixtures	77,939	77,803
Leasehold improvements	237,108	237,108
Machinery and equipment	1,748,049	1,693,433
Accumulated depreciation and amortization	(1,298,325)	(1,504,182)
Property and equipment, net	764,771	504,162

Other assets
Patents, at cost	179,084	201,565
Debt offering costs	--	717,721
Deposits and other assets	7,824	7,824
Total other assets	186,908	927,110

Total assets	$1,817,544	$3,889,046

See accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS (Continued)

	December 31,
	2004	2005
LIABILITIES:
Current liabilities
Accounts payable	$139,768	$1,176,100
Payroll and related expenses	165,592	185,627
Other accrued expenses	81,189	347,400
Unearned revenue	205,078	776,941
Current portion of long-term obligations	70,187	70,187
Derivative valuation	--	3,012,000
Total current liabilities	661,814	5,568,255
	--
Senior convertible debt (net of $2,375,002 discount)		624,998
Other long-term obligations	570,557	105,280
Deferred bonus payable	600,000	600,000
Total liabilities	1,832,371	6,898,533
Commitments and contingencies
STOCKHOLDERS’ DEFICIT:
Preferred stock, no par value, 10,000,000 shares authorized; none issued		--
Common stock, $.05 par value, 40,000,000 shares authorized; 21,872,089 and 20,653,986 shares issued as of December 31, 2005 and 2004, respectively	1,032,699	1,093,604
Additional paid-in capital	19,458,897	21,985,011
Accumulated deficit	(20,506,423)	(26,088,102)
Total stockholders’ deficit	(14,827)	(3,009,487)
Total liabilities and stockholders’ deficit	$1,817,544	$ $ 3,889,046

See accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF OPERATIONS

	For the years ended December 31,
	2003	2004	2005

Net sales	$4,928,486	$5,385,657	$5,380,869
Cost of sales	5,027,314	5,438,409	6,381,431
Gross loss	(98,828)	(52,752)	(1,000,562)
Operating expenses:
Administrative and general	910,239	1,939,319	2,440,763
Selling and marketing	518,768	732,959	720,841
Production and maintenance	159,764	35,109	--
Research and development in process	--	12,659,094	383,052
Impairment of license rights	2,154,608	--	--
Total operating expenses	3,743,379	15,366,481	3,544,656
Total operating loss	(3,842,207)	(15,419,233)	(4,545,218)
Other income (expense):
Interest income	9,112	2,570	29,745
Interest expense	(102,450)	(1,095,186)	(1,149,209)
Derivative valuation gain	6,301	--	(12,000)
Other income	--	23,137	95,003
Total other income (loss)	(87,037)	(1,069,479)	(1,036,461)
Loss before income taxes	(3,929,244)	(16,488,712)	(5,581,679)
Provision for income taxes:
Current tax expense	(6,000)	--	--
Total provision for income taxes	(6,000)	--	--
Net loss	$(3,935,244)	$(16,488,712)	$(5,581,679)

Loss per share – basic and diluted	$(0.23)	$(0.85)	$(0.27)

Weighted average shares basic and diluted	16,847,000	19,365,000	20,844,000

See accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY (DEFICIT)
Years ended December 31, 2005, 2004 and 2003

	Common Stock		Additional Paid-in	Retained Earnings	Equity
	Shares	Amount	Capital	(Deficit)	(Deficit)

Balance, January 1, 2003	15,745,859	$787,293	$2,570,494	$(82,467)	$3,275,320
Acquisition of Laser Corporation	749,597	37,480	(42,506)	--	(5,026)
Common stock issued for cash	1,464,477	73,224	1,248,501	--	1,321,725
Common stock issued on exercise of stock options	225,803	11,290	(6,290)	--	5,000
Beneficial conversion feature	--	--	99,980	--	99,980
Net loss	--	--	--	(3,935,244)	(3,935,244)

Balance, December 31, 2003	18,185,736	909,287	3,870,179	(4,017,711)	761,755

Common stock issued for cash	343,307	17,165	847,755	-	864,920

Common stock issued for services	209,444	10,472	906,524	-	916,996

Common stock issued to IDI debt holders	111,842	5,592	676,630	-	682,222

Common stock issued on exercise of stock options	3,657	183	3,179	-	3,362

Common stock issued from debt conversion	800,000	40,000	760,000	-	800,000

Common stock and warrants issued pursuant to contract settlement agreements	1,000,000	50,000	11,299,520	-	11,349,520

Beneficial conversion feature	-	-	1,095,110	-	1,095,110

Net loss	-	-	-	(16,488,712)	(16,488,712)

Balance, December 31, 2004	20,653,986	1,032,699	19,458,897	(20,506,423)	(14,827)

See the accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY (DEFICIT)
Years ended December 31, 2005, 2004 and 2003
(Continued)

	Common Stock		Additional Paid-in	Retained Earnings	Equity
	Shares	Amount	Capital	(Deficit)	(Deficit)
Balance, December 31, 2004	20,653,986	1,032,699	19,458,897	(20,506,423)	(14,827)

Common stock issued for cash	41,666	2,083	122,897	-	124,980

Common stock issued for services	307,000	15,350	1,061,820	-	1,077,170

Common stock returned by IDI debt holders	(22,801)	(1,140)	1,140	-	-

Common stock issued from debt conversion	844,966	42,248	802,718	-	844,966

Common stock issued on exercise of warrants	47,272	2,364	(2,364)	-	-

Warrants issued for services	-	-	315,600	-	315,600

Warrants issued for technology R & D	-	-	288,018	-	288,018

Beneficial conversion feature	-	-	4,832	-	4,832

Extinguishment of debt	-	-	(68,547)	-	(68,547)

Net loss	-	-	-	(5,581,679)	(5,581,679)

Balance, December 31, 2005	21,872,089	$ 1,093,604	$ 21,985,011	$ (26,088,102)	$ (3,009,487)

See the accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2003	2004	2005
Cash flows from operating activities:

Net loss	$(3,935,244)	$(16,488,712)	$(5,581,679)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	402,161	398,319	367,841
Deferred income tax expenses	6,000	--	--
Loss on retirement of assets	--	--	24,050
Common stock issued for services	--	916,996	235,170
Common stock and options issued for research and development in process	--	11,439,520	288,018
Liabilities assumed for research and development in process	--	1,219,573	--
Beneficial conversion expense	99,980	1,095,110	4,832
Extinguishment of debt	--	--	(68,547)
Accretion of senior convertible note	--	--	624,998
Derivative liability valuation	--	--	12,000
Allowance for doubtful accounts	(27,120)	36,404	62,660
Impairment of investment in IDI/license rights	2,154,608	--	--
Changes in assets and liabilities:
Accounts receivable	143,676	(73,225)	(769,911)
Income tax receivables	518,809	--	--
Inventories	(44,117)	58,102	(215,213)
Prepaids and debt offering costs	29,999	(31,127)	43,390
Accounts payable	16,407	(42,960)	1,036,332
Accrued liabilities	(87,537)	23,165	286,245
Deferred bonus payable	120,000	--	--
Deferred revenues	(106,655)	(51,885)	571,863
Net cash used in operating activities	(709,033)	(1,500,720)	(3,077,951)

Cash flows from investing activities:

Purchase of equipment	(125,181)	(80,965)	(131,003)
Related party note receivable (net)	(82,208)	(182,799)	--
Investment in IDI and related party note receivable	(429,608)	--	--
Cash received in reverse acquisition	5,316
Patents	--	(179,084)	(22,760)
Net cash used in investing activities	(631,681)	(442,848)	(153,763)

See accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

Cash flows from financing activities:
Principal payments – debt	(87,490)	(160,955)	(70,187)
Stock issued for cash	1,321,725	864,920	124,980
Proceeds from exercise of stock options	5,000	3,362	--
Loan financing	99,980	1,095,110	3,449,876
Net cash provided by financing activities	1,339,215	1,802,437	3,504,669
Net increase (decrease) in cash and cash equivalents	(1,499)	(141,131)	272,955
Cash and cash equivalents, beginning of year	316,667	314,667	173,536
Cash and cash equivalents, end of year	$314,667	$173,536	$446,491
Supplemental disclosure of cash flow information:
Interest paid	$2,470	$76	$90,000
Income taxes paid	--	--	--

See accompanying notes to consolidated financial statements.

Broadcast International, Inc.
Notes to Consolidated Financial Statements

Note 1 – Organization and Basis of Presentation

Broadcast International, Inc. (the Company) is the consolidated parent company of BI Acquisitions, Inc. (BI), a wholly-owned subsidiary, and Interact Devices, Inc. (IDI), an 86% owned subsidiary.

BI was incorporated in Utah in December 1999 and began operations in January 2000.  BI provides satellite uplink services and related equipment services, communication networks, and video and audio production services primarily to large retailers, other businesses, and to a third-party provider of in-store music and video.

On October 1, 2003, the Company (formerly known as Laser Corporation) acquired BI by issuing shares its common stock representing 98% of the total equity ownership in exchange for all of the issued and outstanding BI common stock.  The transaction was accounted for as a reverse acquisition, or recapitalization of BI, with BI being treated as the accounting acquirer. Effective January 13, 2004, the company changed its name from Laser Corporation to Broadcast International, Inc.

On May 18, 2004, the Debtor-in-Possession’s Plan of Reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation, the Company issued to the creditors of IDI approximately 111,842 shares of the common stock of the Company. In exchange, the Company received approximately 50,127,218 shares of the common stock of IDI. Additionally, the Company had previously acquired convertible preferred stock which, if converted, equated to approximately 1,050,000 shares of the common stock of IDI. The transaction with IDI was accounted for as a purchase of IDI by the Company. At December 31, 2005, the Company owned, on a fully diluted basis, approximately 51,177,218 common share equivalents, representing approximately 86%, of the equity of IDI.

The audited consolidated financial statements herein include the operations of BI from January 1, 2003 to October 1, 2003, the operations of the Company (including those of BI) from October 1, 2003 to December 31, 2005, and the operations of IDI from May 18, 2004 to December 31, 2005.  IDI produced losses from operations during the period May 18, 2004 to December 31, 2005; therefore, 100% of the results from operations have been included in the Company’s consolidated statements.  The operations of the Company prior to October 1, 2003 (date of reverse acquisition) have not been included in the consolidated financial statements due to the immaterial nature of the operations.

Note 2 - Significant Accounting Policies

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less to be cash equivalents.  At December 31, 2005, 2004 and 2003, we had bank balances in the excess of amounts insured by the Federal Deposit Insurance Corporation. We have not experienced any losses in such accounts, and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Trade Account Receivables

Trade account receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. After the receivable becomes past due, it is on non-accrual status and accrual of interest is suspended.

Inventories

Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Patents

Patents represent initial legal costs incurred to apply for US and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of December 31, 2005, only Singapore had granted patent rights.  We are in the final stages of patent registration with other foreign countries and expect to soon receive registration status.  While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to those with more resources to complete the development. On going legal expenses incurred for patent follow-up have been expensed from July 2005 forward.

Amortization expense recognized on all patents totaled $279 for the year ended December 31, 2005.

Estimated amortization expense, if all patents were issued at the beginning of 2006, for each of the next five years is as follows:

Year ending December 31:
2006	$10,110
2007	10,110
2008	10,110
2009	10,110
2010	10,110

Long-Lived Assets

We review our long-lived assets, including patents, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future un-discounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations.

Stock Compensation

We have adopted the disclosure-only provisions of Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation cost has been recognized in the financial statements for employees, except when the exercise price is below the market price of the stock on the date of grant. Had compensation cost for our stock option plans been determined based on the fair value at the grant date for awards in fiscal years 2005, 2004 and 2003 consistent with the provisions of SFAS No. 123, our approximate net loss and loss per share would have been the pro forma amounts indicated below:

	Year Ended December 31,
	2003	2004	2005

Net loss, as reported	$(3,935,244)	$(16,488,712)	$(5,581,679)
Addback: Stock-based employee compensation expense Determined under intrinsic value based method For all awards, net of related tax effects	-	-	-
Deduct: Total stock- based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(59,178)	(366,740)	(815,548)

Pro forma net loss	$(3,994,422)	$(16,855,452)	$(6,397,227)

(Loss) earnings per share:
Basic and diluted - as reported	$(.23)	$(0.85)	$(0.26)

Basic and diluted - pro forma	$(.24)	$(0.87)	$(0.31)

The weighted average fair value of options granted during year ended December 31, 2005 was $2.37 per share. The fair value for the options granted in 2005 were estimated at the date of grant using a Black−Scholes option-pricing model.

Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the Company’s selling price to its customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer that has an established network, to provide installation, network management, satellite transponder and help desk, or combination of these services, we recognize this revenue equally over the period of the agreement.  These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

When we enter into a multi-year contract to provide equipment, installation, network management, satellite transponder, help desk, or combination of these services, to a customer for the establishment of a new network (or major upgrade to an existing network) where substantial revenue is earned for equipment sales and/or installation work performed at the beginning of the contact, compared to expected on-going future revenue, we normalize revenue recognition by deferring earned revenue over the contracted period. These agreements typically provide for additional fees, once the initial installations are completed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed, the associated revenue and cost are recognized in the period the work is completed.  Additionally, as immaterial numbers of new sites are added to the network the associated revenue and cost are recorded in the period in which the work is completed.

When we enter into an agreement to perform equipment sales and/or installation-only services the revenue and cost are recognized in the period the work is completed.

Research and Development

Research and development costs are expensed when incurred.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management’s expectations.

Our accounts receivable include three customers whose combined balances represent approximately 68%, 50% and 67% of trade receivables as of December 31, 2005, 2004 and 2003, respectively and whose related sales revenues account for approximately 62%, 53% and 75% of total revenues for the years ended December 31, 2005, 2004 and 2003, respectively.

Loss per Common Share

The computation of basic loss per common share is based on the weighted average number of shares outstanding during each year.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the dilutive common stock equivalents that would rise from the exercise of stock options and warrants outstanding during the year, using the treasury stock method and the average market price per share during the year. Options to purchase 8,122,747, 6,415,650 and 2,969,024 shares of common stock at prices ranging from $.02 to $60.63 per share were outstanding at December 31, 2005, 2004 and 2003, respectively. As we experienced a net loss during the years ended December 31, 2005, 2004 and 2003, no common stock equivalents have been included in the diluted earnings per common share calculation as the effect of such options would be anti-dilutive.

Common Stock Reverse Split

On January 13, 2004, we effected a 10:1 reverse stock split of its common stock. The financial statements reflect the reverse stock split as if it had occurred on January 1, 2003.

Fair Value of Financial Instruments

Our financial instruments consist of cash, receivables, notes receivables, payables, and notes payable.  The carrying amount of cash, receivables and payables approximates fair value because of the short-term nature of these items.  The aggregate carrying amount of the notes receivable and notes payable approximates fair value as the individual notes bear interest at market interest rates.

Advertising Expenses

We follow the policy of charging the costs of advertising to expense as incurred.  Advertising expense for the years ended December 31, 2005, 2004 and 2003 was $48,339, $70,890 and $23,054, respectively.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements in order for them to conform to the classifications used for the 2005 year.

Note 3 – Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We have incurred losses and have not demonstrated the ability to generate sufficient cash flows from operations to satisfy our liabilities and sustain operations. These factors raise substantial doubt about our ability to continue as a going concern.

Our continuation as a going concern is dependent on our ability to generate sufficient income and cash flow to meet our obligations on a timely basis and to obtain additional financing as may be required. We are actively seeking options to obtain additional capital and financing. We have commenced a private placement of up to $4,500,000 of our commons stock and as of March 23, 2006 we have raised $456,185 (see Note 15). There is no assurance we will be successful in our efforts. The accompanying statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 4 – Trade Accounts Receivable

Our trade accounts receivable are shown in the accompanying balance sheet net of its allowance for uncollectible accounts of $82,402, $39,574 and $29,170 as of December 31, 2005, 2004 and 2003, respectively.

Our largest customer for the year ending December 31, 2005 represented 52% of the year-end accounts receivable balance; this customer was new in 2005. Our accounts receivable aggregate balances for the three largest customers represent approximately 68%, 50% and 67% of trade receivables as of December 31, 2005, 2004 and 2003, respectively.

Note 5 – Investment in Interact Devices, Inc (IDI)

We began investing in and advancing monies to IDI in 2001.  IDI was developing technology which CodecSys is being developed from.  The following describes the various transactions and accounting treatment for its investment in IDI for the years ending December 31, 2005, 2004 and 2003.

During 2001 and 2002, we entered into various licensing agreements with IDI to license its technology. In addition to these license agreements we purchased convertible preferred stock of IDI. On April 1, 2003, we entered into a stock purchase agreement (“Agreement”) with three of the co-founders of IDI to purchase shares of IDI owned by such co-founders. Amounts paid by us for such shares were capitalized as part of the Company’s investment in IDI.  Coincident to the Agreement, our President was granted the right to vote the remaining shares owned by the founders for a one year period, which resulted in us having the right to vote in excess of 60% of the voting stock of IDI.  Pursuant to the Agreement, the founders resigned as officers and members of the board of directors of IDI. Our management assumed operational control of IDI and were appointed to the IDI Board.  To date, members of our management occupy 3 of the 5 IDI Board seats.

On April 1, 2003, we also entered into a revolving line of credit promissory note with IDI. The note was at our sole discretion and allowed IDI to draw up to $1,000,000. All principal and interest at 10% per annum was due and payable on December 31, 2003. On October 23, 2003, IDI filed for Chapter 11 Federal Bankruptcy protection.

Since April 2003, we have advanced additional cash to IDI for the payment of operating expenses, which continued development of the CodecSys technology.  At December 31, 2003, we expensed all but approximately $82,200 of amounts advanced.  The $82,200 was advanced pursuant to a promissory note that is secured by assets and technology of IDI.

Due to the bankruptcy filing of IDI, at December 31, 2003, we recognized an operating charge of $2,154,608 representing all investment in IDI as of that date.

We desired that the underlying patent process proceed and that the development of CodecSys technology continue. Therefore, we participated in IDI’s plan of reorganization, whereby we would satisfy the debts of the creditors and obtain certain licensing rights, which had previously been sold to Streamware Solutions, AB by IDI.

Streamware Solutions AB

On February 6, 2004, IDI entered into a license agreement with Streamware Solutions AB (Streamware), a Swedish corporation, which dissolved a previous partner agreement dated April 26, 2002. The license agreement provides Streamware certain rights to the IDI technology, including a 2-year exclusivity for certain companies located in Europe. Use of the technology by Streamware will result in fees being received by the Company.

In association with the license agreement mentioned above, Streamware, or it’s shareholders, had the right pursuant to a stock purchase and option grant agreement to purchase up to 250,000 shares of our common stock at a per share price of $2.00, on or before March 4, 2004. Of the 250,000 shares available, 187,500 shares were purchased at approximately 50% below market value, resulting in proceeds for us of $375,000 and a research and development in process expense of $375,000. We granted Streamware the right to purchase these shares in association with the rights to market the IDI technology to the non-exclusive customers located in Europe, which were previously unavailable due to the partner agreement. Additionally, we had granted Streamware shareholders a 2-year option to purchase an additional 1,312,500 shares of our common stock at a per share price of $4.50, at an expense of $2,054,944, which expired on February 6, 2006 and was not exercised.

Additionally, Streamware was issued 1,000,000 shares of common stock pursuant to a stock issuance and option grant agreement also dated February 6, 2004, which were valued at $6,000,000. We also issued to Streamware or its principals an additional 1,500,000 options to purchase our common shares at an exercise price of $4.50 per share, which expired on February 6, 2006 and was not exercised, associated with the agreements mentioned above at an expense of $1,798,075. These agreements were entered concurrently with IDI entering into the license agreement with Streamware. All expenses associated with Streamware and the IDI bankruptcy above were recorded as research and development in process, as part of the on-going development costs of the CodecSys technology.  The Company recorded the following related to the transactions with Streamware:

Research and development in process expense, stock issued below market	$ 375,000
Research and development in process expense, additional stock issued	6,000,000
Research and development in process expense, fair value of stock options	3,853,019
Total research and development in process expense from Streamware	$10,228,019

Assumption and Consolidation of IDI

On May 18, 2004, the debtor-in-possession’s plan of reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation, we issued to the creditors of IDI approximately 111,842 shares of common stock of the Company, valued at approximately $682,222, and assumed cash liabilities of approximately $312,768 to be paid over a 4-year period in exchange for approximately 50,127,218 shares of the common stock of IDI.

For the years ended December 31, 2005 and 2004, we have paid approximately $70,187 and $67,114, respectively of the $312,768 original obligation. The a balance remaining as of December 31, 2005 and 2004 was approximately,  $175,467 and $245,654, of which  $70,187 has been recorded as the current portion with $105,280 and $175,467, respectively as long-term debt.

During the year ended December 31, 2004, we recorded the following net amounts related to the acquisition of research and development in process from IDI from the assumption of liabilities and consolidation of IDI:

Receivable from IDI	$ (265,008)
Liabilities assumed from IDI	(994,988)
Trade receivables, net	13,506
Inventory	6,997
Prepaid expenses	2,166
Equipment	46,450
Accounts payable and accrued liabilities	(28,696)
Total research and development in process	$ 1,219,573

During the year ended December 31, 2005 six former debt holders of IDI retuned to us approximately 22,801 shares of our common stock which they had received as part of the debtor-in-possession’s plan of reorganization. We accounted for this as a reduction in the number of outstanding shares of our common stock with a corresponding increase in additional paid in capital

IDI Co-Founders Settlement

On September 1, 2004, we entered into a settlement agreement with the co-founders of IDI related to a prior agreement entered into in 2003, in which we agreed to pay a total of $90,000, in cash, to the co-founders in four monthly payments of $22,500, beginning September 2004.  In exchange for such payment, the IDI co-founders agreed to terminate the prior agreement and return shares of IDI stock to IDI to satisfy certain obligations owed to IDI by such co-founders. The $90,000 expense is recorded in research and development in process.  Additionally, we granted the co-founders warrants to purchase 450,000 shares of our common stock at a purchase price of $6.25 per share, immediately exercisable. We recognized an expense in research and development in process, of $1,121,502 using a Black-Scholes option-pricing model which brings the total expense to $1,211,502 for the co-founders settlement.

Summary

We have taken the position that the payment of cash, assumption of liabilities, issuance of stock and stock options in order to modify or terminate liability agreements, license rights and continued development of the CodecSys technology should be recorded as an expense because these transactions represent costs to terminate or alter license rights, acquire or continue development of an unproven technology.  Also, we believe that to record the transaction otherwise could be misleading to a reader of the financial statements through recording an intangible asset for an unproven technology. The current status of the CodecSys technology is that there have been only few sales of the products embodying the technology.  There is a great deal of development that needs to be completed before any sales of the product can commence in a commercially sustainable fashion. With that in mind, we have taken the position that it is most proper to expense the above transactions as a research and development in process expense.  The summary of expenses related to IDI and Streamware recorded in the year ending December 31, 2004 follows:

2004
Streamware stock and options	$ 10,228,019
Assumption and consolidation of IDI	1,219,573
IDI Co-founders settlement (cash and options)	1,211,502
$ 12,659,094

Note 6 - Long Term Obligations

Senior Convertible Promissory Note

On May 16, 2005, we consummated a private placement of $3,000,000 principal amount of 6% senior secured convertible notes and related securities, including common stock warrants and additional investment rights, to four institutional funds.  The senior secured convertible notes are due May 16, 2008 and were originally convertible into 1,200,000 shares of common stock of the Company at a conversion price of $2.50 per share.  On March 16, 2006 we entered into a Waiver and Amendment Agreement (discussed below), which adjusted the conversion rate to $1.50 per share. The private placement transaction may ultimately result in gross proceeds to us of up to $13,800,000 if the additional investment rights and warrants to purchase common stock are exercised in full.  The warrants and the embedded conversion feature of the senior secured convertible notes have been accounted for as derivatives pursuant to EITF 00-19 and SFAS No. 133.

We issued to the note holders a total of 600,000 A warrants and 600,000 B warrants to purchase common stock with an exercise price of $2.50 and $4.00, respectively.  The $2.50 conversion price of the senior secured convertible notes and the $2.50 and $4.00 exercise price of the A Warrants and the B Warrants, respectively, are subject to adjustment pursuant to standard anti-dilution rights. On March 16, 2006 we entered into a Waiver and Amendment Agreement (discussed below), which adjusted the exercise price of both the A and B warrants to $2.00 per share.  These rights include (i) equitable adjustments in the event the Company effects a stock split, dividend, combination, reclassification or similar transaction; (ii) “weighted average” price protection adjustments in the event we issue new shares of common stock or common stock equivalents in certain transactions at a price less than the then current market price of the common stock; and (iii) “full ratchet” price protection adjustments in the event we issue new shares of common stock or common stock equivalents in certain transactions at a price less than $1.50 per share. In no event, however, will the conversion price or exercise price be adjusted below $0.50 per share for the reset provision.

The conversion feature and the prepayment provision of the notes were accounted for as embedded derivatives and valued on the transaction date using a Black-Scholes pricing model.  The warrants were accounted for as derivatives and were valued on the transaction date using a Black-Scholes pricing model as well.  At the end of each quarterly reporting date, the values of the  derivatives are evaluated and adjusted to current fair value.  The note conversion feature and the warrants may be exercised at any time and, therefore, have been reported as current liabilities.  The prepayment provision may not be exercised by us until May 16, 2007, and then only in certain limited circumstances.  For all periods since the issuance of the senior secured convertible notes, the derivative value of the prepayment provision has been nominal and has not had any offsetting effect on the valuation of the conversion feature of the notes.

As of December 31, 2005, we recorded an aggregate derivative liability of $3,012,000 and a derivative valuation loss of $12,000 to reflect the change in value of the aggregate derivate liability since May 16, 2005.  The aggregate derivative liability of $3,012,000 included $1,356,000 for the conversion feature and $1,656,000 for the warrants.  These values were calculated using the Black-Scholes pricing model with the following assumptions: (i) risk−free interest rate of 4.33%; (ii) expected life (in years) of 2.50 for the conversion feature and 4.50 for the warrants; (iii) expected volatility of 86.46%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $2.25.

The principal value of $3,000,000 of the senior secured convertible notes are being accreted over the term of the obligations, for which $624,998 was included in interest expense for the year ended December 31, 2005.  The notes bear a 6% annual interest rate payable semi annually, and for the year ended December 31,2005, $112,500 was included in interest expense.

The senior secured convertible notes required that we secure an effective registration statement with the Securities and Exchange Commission within 120 days from May 16, 2005 (September 13, 2005). Section 4(a) of the senior secured convertible notes enumerates circumstances that are considered an event of default. The remedies for default provide that if an event of default occurs and is continuing, the holders may declare all of the then outstanding principal amount of the notes and any accrued and unpaid interest thereon to be immediately due and payable in cash.  In the event of an acceleration, the amount due and owing to the holders is 125% of the outstanding principal amount of the notes and interest on such amount is calculated using the default rate of 18% per annum if the full amount is not paid within one business day after acceleration.  We were in default under Section 4(a)(viii), related to the effective date of our registration statement, beginning October 13, 2005 until February 3, 2006, at which time the event of default was cured and is no longer continuing.  For the year ended December 31, 2005, we accrued  $218,000 as additional interest expense for this default.

On March 16, 2006 we entered into a Waiver and Amendment Agreement with the four instructional investors in which the then aggregate default amount of $284,000 was satisfied by adjusting the conversion rate on the notes from $2.50 to $1.50. If the total sum of the $3,000,000 notes were converted it would, result in the issuance of 2,000,000 shares of common stock of the Company. Additionally, the exercise price of both the A and B Warrants was lowered to $2.00 per share. As a condition of this agreement we must raise $3,000,000 of cash financing from the sale of our securities by September 30, 2006 or we will be in default.

Convertible Line of Credit Promissory Note

On December 23, 2003, we entered into a convertible line of credit for up to $1,000,000 with Meridel LTD and Pascoe Holdings LTD, both foreign corporations. We could obtain advances as needed to fund operating expenses. On June 30, 2004, the line of credit was amended to increase the limit from $1,000,000 to $2,000,000 with the original due date of the line of credit extended from March 31, 2005 to April 1, 2006. Any portion of the note under the line of credit is convertible at the lenders’ sole discretion, for common shares of the Company at the rate of $1.00 per share. During the years ended December 31, 2004 and 2003, the Company borrowed $1,095,110 and $99,980, respectively, making the aggregate amount borrowed at December 31, 2004, $1,195,090.  On September 30, 2004, the lenders exercised their conversion rights and converted a total of $800,000 ($400,000 each) of the $1,195,090 into 800,000 shares of common stock. The remaining balance of the note at December 31, 2004 was $395,090.

During the year ended December 31, 2005 we borrowed $449,876 and on December 30, 2005 the lenders exercised their conversion rights and converted the aggregate total of the note of $844,966 ($422,483 each) into 844,966 shares of common stock of the Company. As of December 31, 2005 all amounts borrowed pursuant to the convertible line of credit have been converted to common stock.

The note bore an annual interest rate of 6%, however, accrued interest was forgiven upon conversion pursuant to the terms of the line of credit. During the year ending December 31, 2005 we recorded $68,547 as gain on early extinguishment of debt in other income and $4,832 for the beneficial conversion feature as an increase in interest expense. For the years ended December 31, 2004 and 2003, we recorded $1,095,110 and $99,980, respectively, as a convertible beneficial conversion feature associated with the advances made under the line of credit. These amounts are included in interest expense.

IDI Bankruptcy Settlement

On May 18, 2004, the plan of reorganization for IDI was confirmed by the United States Bankruptcy Court. As a part of this confirmation, we assumed liabilities to be paid in cash of approximately $312,768. The approximately $682,222 of liabilities to be paid in stock was paid prior to December 31, 2004. For the years ended December 31, 2005 and 2004, we had paid approximately $70,187 and $67,114, respectively of the $312,768 original obligation. The a balance remaining as of December 31, 2005 and 2004 was approximately, $175,467 and $245,654, of which $70,187 has been recorded as the current portion with $105,280 and $175,467, respectively as long-term debt. See Notes to Consolidated Financial Statements, Note 5 – Investment in Interact Devices, Inc.

Note 7 - Operating Leases

Our executive offices are located at 7050 Union Park Avenue, Suite 600, Salt Lake City, Utah 84047.  We occupy the space at the executive offices under an 18-month lease, the term of which ends October 31, 2007.  The lease covers approximately 13,880 square feet of office space leased at a rate of $24,108 per month.  Our production studio is located at 6952 South 185 West, Unit C, Salt Lake City, Utah 84047, and consists of approximately 15,200 square feet of space leased under a multi-year contract at a rate of $8,797 per month.  The studio lease expires on November 30, 2008.  We have also entered into a cancelable lease for 1,630 square feet of office space located at 160 Blue Ravine, in Folsom, California 95630. This space has been used for the development of our CodecSys technology.  This lease is for a one-year term and expires on December 31, 2006, and is leased at a rate of $2,600 per month. To the extent we continue the development program in California, we do not anticipate any problem with locating suitable space. The Company has no other properties. The Company recognized rent expense of approximately $446,600, $414,400 and $415,399 in 2005, 2004 and 2003, respectively.

The Company also leases copy machines on a multi-year lease that expires on February 25, 2007 at a minimum rate of $1,037 per month.

Future minimum payments under non-cancelable operating leases at December 31, 2005 are as follow:

2006	$433,100
2007	351,400
2008	99,600
$884,100

Note 8 - Income Taxes

The (expense) benefit for income taxes differs from the amount computed at the federal statutory rates as follows:

	Year Ended December 31,
	2003	2004	2005
Federal income tax (expense) benefit at statutory rates	$1,269,000	$5,326,000	$1,869,500
State income tax (expense) benefit at statutory rates	197,000	824,000	98,395
Options issued in contract terminations	--	(1,855,000)	--
Net deferred tax assets acquired in reverse acquisition	2,240,000	--	--
Other	(5,000)	81,000	--
Change in valuation allowance	(3,707,000)	(4,376,000)	(1,967,895)
	$(6,000)	$--	$--

Deferred tax assets (liabilities) consist of the following:

	December 31,
	2003	2004	2005
Assets:
Net operating loss carry forwards	$2,603,000	$6,795,000	$7,897,996
General business and AMT credit carry forwards	226,000	226,000	226,000
Deferred compensation	204,000	224,000	309,900
Impairment of investment	733,000	804,000	--
Depreciation	13,000	58,000	42,585
Total deferred tax assets	3,779,000	8,107,000	8,476,481

Liabilities
Depreciation	(72,000)	(24,000)	--
Total deferred tax liabilities	(72,000)	(24,000)	--
Net deferred tax assets and liabilities	3,707,000	8,083,000	8,476,481
Valuation allowance	(3,707,000)	(8,083,000)	(8,476,481)
Total, net deferred tax assets	$--	$--	$--

We have net operating loss carry forwards for tax purposes of approximately $20,000,000 at December 31, 2005 available to offset future taxable income, which begin to expire in 2006.  Should a change of more than 50 percent in our ownership occur, any future benefits from such carry forwards might be substantially lost.  During the year ended December 31, 2003, we had a change of over 50% ownership due to the reverse acquisition of Laser Corporation. Therefore, net operating losses of approximately $2,253,000 were excluded from future use and are excluded from the $20,000,000 noted above.  At December 31, 2005, a valuation allowance has been established for the net deferred tax asset due to the uncertainty of realization.

Note 9 – Preferred and Common Stock

We have authorized two classes of stock, preferred stock with no par value and common stock with a $.05 par value. No preferred stock has been issued, while 21,872,089 shares of common stock were issued and outstanding at

December 31, 2005. Holders of shares of common stock are entitled to receive dividends if and when declared and are entitled to one vote for each share on all matters submitted to a vote of the shareholders.

Private Placement Memoranda

At different times during the years ended December 31, 2005 and 2004, we entered into various private placement transactions with qualified investors pursuant to which we sold 41,666 and 155,807 shares of common stock resulting in $124,980 and  $489,920 in proceeds, respectively. Included in the sales during 2005 and 2004 were 33,333 and 99,974 shares sold to Broadcast International, LTD representing $99,980 and  $299,920 in proceeds, respectively. In each of the transactions, each purchased share included an attached warrant to acquire one share of our common stock within one year at a purchase price of $.50 per share greater than the subscription price of the share purchased. We intend to seek additional funding on similar or even unrelated terms and conditions.

Note 10 – Stock Option Plan

We have adopted a stock option plan available to its employees. Options to purchase shares of common stock of the Company are granted at a price not less than 100% of the estimated market price on the date granted. Options generally may not be exercised until twelve months after the date granted and expire ten years after being granted except to stockholders who own greater than 10% of the outstanding shares of the Company, for whom options expire 5 years after being granted. Options granted generally vest on a three-year vesting schedule, after the first year vesting at the rate of one-third each year. Should an employee terminate before the vesting period is completed, the unvested portion of each grant is forfeited. The information presented is shown as though the 10:1 reverse split of January 13, 2004 had been completed at January 1, 2004 and 2003. The following table summarizes option and warrant activity during the years ended December 31, 2003, 2004 and 2005.

	Options and Warrants Outstanding	Options or Warrants Price Per Share
Outstanding at January 1, 2003	18,800	$1.00 - $45.90
Converted from BI	3,185,427	0.02 - 0.55
Expired	(400)	11.25 - 20.16
Forfeited	(9,000)	1.00
Exercised	(225,803)	0.02
Outstanding at December 31, 2003	2,969,024	0.02 - 45.90
Options granted	258,000	4.00 - 6.05
Warrants issued	3,395,807	3.50 - 6.25
Expired	(600)	16.88 - 45.90
Forfeited	(202,924)	0.33 - 4.00
Exercised	(3,657)	0.55 - 1.00
Outstanding at December 31, 2004	6,415,650	0.02 - 45.90
Outstanding at December 31, 2004	6,415,650	0.02 - 45.90
Options granted	605,000	2.25 - 3.30
Warrants issued	1,361,667	2.50 - 4.00
Expired	(134,107)	3.50 - 45.90
Forfeited	(5,463)	0.33 - 4.00
Exercised	(120,000)	2.50 - 2.50
Outstanding at December 31, 2005	8,122,747	$0.02 - $45.90

The following table summarizes information about stock options and warrants outstanding at December 31, 2005.

	Outstanding			Exercisable
		Weighted Average Remaining	Weighted Average	Weighted Average
Range of Exercise Prices	Number Outstanding	Contractual Life (years)	Exercise Price	Number Exercisable	Exercise Price
$0.02	1,524,168	4.25	$0.02	1,524,168	$0.02
0.04	248,383	4.58	0.04	248,383	0.04
0.33-0.55	989,229	6.86	0.53	756,981	0.52
3.50-6.25	5,356,167	2.72	4.23	4,891,500	4.28
9.50-11.50	2,800	4.28	10.61	2,800	10.61
35.25-45.90	2,000	3.82	40.11	2,000	40.11
$0.02-45.90	8,122,747	3.57	$2.87	7,425,832	$2.89

Note 11 – Retirement Plan

We have implemented a 401(k) employee retirement plan. Under the terms of the plan, participants may elect to contribute a portion of their compensation, generally up to 60%, to the plan. We match contributions up to 100% of the first 3% of participant’s compensation contributed to the plan and 50% of the next 2%. Employees are eligible to participate in the plan after three months of service as defined by the plan. For the years ended December 31, 2005, 2004 and 2003, we made matching contributions totaling $65,209, $68,543 and $67,557, respectively.

Note 12 – First Securities ASA

We entered into an engagement agreement dated October 11, 2005 with First Securities ASA, a leading Norwegian investment-banking firm, to provide investment-banking services regarding a potential initial public offering of common stock of the Company on the Oslo Stock Exchange.  The agreement contemplated, among other things, that we would raise between $10 and $25 million by the end of the first quarter of 2006, subject to development of our revenues and profitability, market conditions in general, acceptance for listing by the Oslo Stock Exchange and the interest for our shares in the capital markets.  We paid a retainer of $200,000 to First Securities and have incurred $222,951 of additional expenses. All expenses have been included in general and administrative expense. We have decided to terminate the proposed initial public offering but continue to consider private financing opportunities through First Securities.

Note 13 – Supplemental Cash Flow Information

2005

•

354,272 shares of common stock valued at $1,392,770 were issued as compensation for services rendered by consultants. Of the 354,272 shares issued, 47,272 resulted from a cashless exercise options made available from 120,000 warrants issued to purchase common stock of the company at an exercise price of $2.50 per share. Of the $1,392,770, $235,170 was for services rendered immediately while $1,157,600 was for services rendered over a period of time or were the result of costs associated with our senior convertible debt, therefore they have been recorded as prepaid expense to be recognized over the length of each individual contract. As of December 31, 2005 the following indicates the expected pre-paid consulting expense to be recognized and included in general and administrative expense:

Year	Amount
2005	$ 288,167
2006	563,908
2007	222,197
2008	83,328
Total	$ 1,157,600

•

A non-cash research and development in process expense of $288,018 was recorded for warrants to purchase 1) 130,000 shares of common stock of the Company at an exercise price of $2.95 per share, issued to a consultant for the rights to use their patent pending technology and 2) 100,000 shares of common stock of the Company, vesting over a 3-year period, at an exercise price of $2.55 per share, issued to two individuals serving on our Technology Committee for work performed in enhancing and evaluating the CodecSys technology. A total value $227,000 for these warrants was determined using a Black-Scholes pricing model with the Company recording an $18,918 expense in research and development in process for the year ending 2005.

•

$4,832 of beneficial conversion feature expense was recognized on the convertible line of credit, which was recorded as an increase to additional paid-in capital and interest expense.  Additionally, we recognized $68,547 of gain on extinguishment of debt as other income and a reduction in additional paid-in capital. See Note 6.

•

A non-cash expense of $624,998 was recorded for the accretion of the senior convertible debt as interest expense. See Note 6.

•

A non-cash loss of $18,000 was recorded in other income expense as part of the valuation of the embedded derivative associated with the senior convertible debt. See Note 6.

•

844,966 shares were issued to satisfy $844,966 of debt on the convertible line of credit.  See Note 6.

•

22,801 shares of common stock of were returned by former debt holders of IDI. See Note 5.

2004

•

A non-cash expense of $916,996 was recorded in administrative and general expense for 1) $792,563 of services rendered by consultants and compensated by the issuance of 165,000 shares of common stock, and 2) $124,433 for 44,444 shares of common stock issued to a licensor to terminate an existing license agreement and initiate a distributor agreement with a foreign corporation for exclusive distributor rights in certain Central American areas and non-exclusive distributor rights elsewhere.

•

A non-cash research and development in process expense of $11,439,520 was recorded for 1) $90,000 liability assumed and $1,121,502 fair value of options issued pursuant to a settlement agreement with the co-founders of IDI, 2) $10,228,019 in stock and options issued to Streamware, and 3) $1,219,573 assumption and consolidation of IDI.  See Note 5.

•

800,000 shares were issued to satisfy $800,000 of debt on the convertible line of credit.  See Note 6.

•

$1,095,110 of beneficial conversion feature expense was recognized on the convertible line of credit, which was recorded as an increase to additional paid-in capital and interest expense.  See Note 6.

•

The Company paid $682,222 of the bankruptcy liability assumed from IDI by issuing 111,842 shares of common stock.  See Note 6.

2003

•

On October 1, 2003, BI was treated as the accounting acquirer of Laser Corporation in the reverse acquisition on October 1, 2003.  BI assumed accounts payable of $10,342, increased common stock by $37,480 and decreased additional paid-in capital by $42,506, and received net cash of $5,316.

Note 14 – Recent Accounting Pronouncements

In December 2003, the FASB issued Interpretation No. 46 (“FIN 46R”) (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), which addresses how a business enterprise should evaluate whether it has a controlling interest in an entity though means other than voting rights and accordingly should consolidate the entity. FIN 46R replaces FASB Interpretation No. 46 (“FIN 46”), which was issued in January 2003. Before concluding that it is appropriate to apply ARB 51 voting interest consolidation model to an entity, an enterprise must first determine that the entity is not a variable interest entity . As of the effective date of FIN 46R, an enterprise must evaluate its involvement with all entities or legal structures created before February 1, 2003, to determine whether consolidation requirements of FIN 46R apply to those entities. There is no grandfathering of existing entities. Public companies must apply either FIN 46 or FIN 46R immediately to entities created after January 31, 2003 and no later than the end of the first reporting period that ends after March 15, 2004. The adoption of FIN 46 had no effect on the Company’s consolidated financial position, results of operations or cash flows.

In December 2003, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition. SAB 104 revises or rescinds portions of the interpretive guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. The adoption of SAB 104 did not have a material effect on the Company’s results of operations or financial condition.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, which amends Accounting Principles Board Opinion No. 29, Accounting for Nonmonetary Transactions.  The guidance in APB Opinion 29 is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  The guidance in APB Opinion 29, however, included certain exceptions to that principle.  SFAS 153 amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  SFAS 153 is effective for fiscal periods beginning after June 15, 2005.  We do not expect that the adoption of SFAS 153 will have a material impact on our financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123R, Share Based Payment, which requires companies to measure and recognize compensation expense for all stock based payments at fair value.  SFAS 123R is effective for small business issuers for interim periods or the fiscal year beginning after December 15, 2005 and, thus, will be effective for us beginning with the first quarter of 2006.  Early adoption is encouraged and retroactive application of the provisions of SFAS 123R to the beginning of the fiscal year that includes the effective date is permitted, but not required.  We are currently evaluating the impact of SFAS 123R and expect the adoption to have a material impact on our financial position and results of operations. See Stock Compensation in Note 2 of our Notes to Consolidated Financial Statements for more information related to the pro forma effects on our reported net income and net income per share of applying the fair value recognition provisions of the previous SFAS 123, Accounting for Stock Based Compensation, to stock based employee compensation.

In December 2004, the FASB issued FASB Staff Position No. FAS 109-1 (“FAS 109-1”), “Application of FASB Statement No. 109, “Accounting for Income Taxes,” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004 (“AJCA”). The AJCA introduces a special 9% tax deduction on qualified production activities. FAS 109-1 clarifies that this tax deduction should be accounted for as a special tax deduction in accordance with Statement 109. The Company does not expect the adoption of these new tax provisions to have a material impact on the Company’s consolidated financial position, results of operations, or cash flows.

In May 2005, the FASB issued Statement 154, Accounting Changes and Error Corrections, which requires retrospective application (the application of the changed accounting principle to previously issued financial statements as if that principle had always been used) for voluntary changes in accounting principle unless it is impracticable to do so.  Previously, the cumulative effect of such changes was recognized in net income of the period of the change.  The effective date is for changes made in fiscal years beginning after December 15, 2005.

In June 2005, the Emerging Issues Task Force issued three consensuses that are subject to later ratification by the FASB:

The first consensus is EITF 04-5 which establishes a framework for evaluating whether a general partner or a group of general partners controls a limited partnership and therefore should consolidate it.  Unless the limited partners have “kick-out rights” allowing them to dissolve or liquidate the partnership or otherwise remove the general partner “without cause,” or “participating rights” allowing the limited partners to participate in significant decisions made in the ordinary course of the partnership’s business, the general partner(s) hold effective control and should consolidate the limited partnership.  This would be effective immediately for newly-formed limited partnerships and for existing limited partnership agreements that are modified.  For existing limited partnership agreements that are not modified, it would be effective for the beginning of the first reporting period after December 15, 2005.  We do not expect the adoption of EITF 04-5 will have a material impact on our consolidated financial position, results of operations or cash flows.

The second consensus is EITF 05-2 which provides guidance for issuers of debt and preferred stock instruments with conversion features that may need to be accounted for as derivatives.  We do not expect the adoption of EITF 05-2 will have a material impact on our consolidated financial position, results of operations or cash flows.

The third consensus is EITF 05-6, “Determining the Amortization Period for Leasehold Improvements.”  The guidance requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase.  The guidance is effective for periods beginning after June 29, 2005.  We do not expect the adoption of EITF 05-6 will have a material impact on our consolidated financial position, results of operations or cash flows.

Note 15 – Subsequent Events

Video Processing Technologies Inc. Acquisition

On January 27, 2006 we acquired 100% of the common stock of Video Processing Technologies Inc. (VPTI) in exchange for an aggregate of 994,063 shares of our common stock.  VPTI had no revenues in 2005 or 2006 prior to the acquisition. Prior to this acquisition, VPTI had entered into a license agreement with the University of California, San Diego, related to certain patent pending technology which management of Company anticipates incorporating into the CodecSys technology.

Private Placement Memorandum

On February 27, 2006, the board of directors approved a Private Placement Offering in anticipation of raising up to $4,500,000 by selling 3,000,000 shares of our common stock at a price of $1.50 per share.  Additionally, the holder of each share shall receive a warrant to acquire one share of our common stock.  The warrants have a three-year exercise period and are exercisable at a $2.00 exercise price.  As of March 23, 2006, we have raised proceeds of $456,185 from the sale of 304,123 shares of stock.

Waiver and Amendment Agreement

On March 16, 2006, we entered into a waiver and amendment agreement with the four institutional funds regarding our default under the forbearance agreement.  Under the terms of the waiver, the institutional funds terminated the forbearance agreement and waived any and all defaults under the senior secured convertible notes and related transaction agreements.  In consideration of the waiver, we and the funds agreed to amend the transaction agreements as follows: (i) Section 3.12 of the securities purchase agreement was deleted, which provision gave the funds a preemptive right to acquire any new securities issued by us; (ii) Section 3.15(c) of the securities purchase agreement was deleted, which provision prohibited us from completing a private equity or equity-linked financing; (iii) the conversion price, at which the notes are convertible into common shares of the Company, was amended to be $1.50 instead of $2.50; (iv) the exercise price, at which all warrants (A warrants and B warrants) held by the funds are exercisable, was changed to $2.00; and (v) the notes were amended by adding a new event of default, which is that if we fail to raise and receive at least $3,000,000 in cash net proceeds through one or more private or public placements of its securities by September 30, 2006, we are in default under the notes.

BROADCAST INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

	December 31, 2005	June 30, 2006
		(Unaudited)
ASSETS:
Current assets
Cash and cash equivalents	$446,491	$794,643
Trade accounts receivable, net	1,186,634	1,175,636
Inventory	235,279	23,556
Prepaid expenses	589,370	1,977,292
Total current assets	$2,457,774	$3,971,127

Property and equipment, net	$504,162	$402,229

Other Assets
Patents, at cost	201,565	201,180
Debt offering costs	717,721	472,185
Deposits and other assets	7,824	108,538
Total other assets	$927,110	$781,903

Total assets	$3,889,046	$5,155,259

See accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS (CONTINUED)

	December 31, 2004	June 30, 2005
		(Unaudited)
LIABILITIES:
Current liabilities
Accounts payable	$1,176,100	$1,424,738
Payroll and related expenses	185,627	255,239
Other accrued expenses	347,400	51,819
Unearned revenue	776,941	694,667
Current portion of long-term obligations	70,187	70,187
Derivative valuation	3,012,000	2,122,700
Total current liabilities	$5,568,255	$4,619,350
Long-term liabilities
Senior convertible debt (net of $2,375,002 discount)	624,998	937,498
Other long-term obligations	105,280	70,187
Deferred bonus payable	600,000	600,000
Total liabilities	6,898,533	6,227,035
Commitments and contingencies
STOCKHOLDERS’ DEFICIT:
Preferred stock, no par value, 10,000,000 shares authorized; none issued	--	--
Common stock, $.05 par value, 40,000,000 shares authorized; 21,872,089 and 20,653,986 shares issued as of December 31, 2005 and 2004, respectively	1,093,604	1,242,247
Additional paid-in capital	21,985,011	28,039,479
Unexercised stock options and warrants	--	571,712
Accumulated deficit	(26,088,102)	(30,925,214)
Total stockholders’ deficit	(3,009,487)	(1,071,776)
Total liabilities and stockholders’ deficit	$3,889,046	$ $ 5,155,259

See accompanying notes to consolidated financial statements.

BROADCAST INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2006	June 30, 2005	June 30, 2006

Net sales	$999,495	$4,283,115	$1,977,147	$7,063,513
Cost of sales	994,829	3,999,406	1,858,206	6,737,357
Gross profit (loss)	4,666	283,709	118,941	326,156
Operating expenses:
Administrative and general	804,229	963,536	1,208,347	2,211,341
Selling and marketing	229,806	219,448	378,225	368,023
Research and development in process	112,090	296,903	221,461	1,905,199
Total operating expenses	1,146,125	1,479,887	1,808,033	4,484,563
Loss from operations	(1,141,459)	(1,196,178)	(1,689,092)	(4,158,407)
Other income (expense):
Interest income	3,814	6,303	4,810	11,394
Interest expense	(385,885)	(771,571)	(635,799)	(1,208,119)
Gain on forgiveness of debt	--	--	--	284,000
Derivative valuation gain (loss)	(2,974,027)	1,486,500	(2,974,027)	242,500
Other income (expense)	27,576	(8,753)	30,080	(8,480)
Total other income (expense)	(3,328,522)	712,479	(3,574,936)	(678,705)
Loss before income taxes	(4,469,981)	(483,699)	(5,264,028)	(4,837,112)
Income tax benefit	--	--	--	--
Net loss	$(4,469,981)	$(483,699)	$(5,264,028)	$(4,837,112)

Loss per share – basic and diluted	$(.22)	$(.02)	$(.25)	$(.20)

Weighted average shares, basic and diluted	20,775,400	24,557,300	20,718,500	23,737,415

See accompanying notes to consolidated condensed financial statements

BROADCAST INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30, 2005	June 30, 2006
Cash flows from operating activities:

Net loss	$(5,264,028)	$(4,837,112)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	183,440	135,396
Beneficial conversion	449,876	--
Common stock issued for services	235,170	100,000
Accretion of debt discount	125,000	812,500
Common stock issued for acquisition in excess of asset valuation	--	1,363,126
Unexercised options and warrant expense	--	571,712
Derivative liability fair market valuation	2,974,027	(242,500)
Gain on forgiveness of debt	--	(284,000)
Provision for losses on accounts receivable	6,747	5,225
Changes in assets and liabilities:
Receivables	129,477	5,773
Inventories	(2,576)	211,723
Debt offering costs	37,781	245,536
Prepaid and other assets	(245,974)	361,363
Accounts payable and accrued expenses	55,355	306,668
Unearned revenue	(69,774)	82,274
Net cash used in operating activities	(1,385,479)	(1,326,864)

Cash flows from investing activities:

Purchase of equipment	(47,151)	(33,077)
Technology patents	(13,329)	--
Net cash used in investing activities	(60,480)	(33,077)

Cash flows from financing activities:
Principal payments on debt	(35,093)	(35,093)
Proceeds from the sale of stock	124,980	1,243,186
Loan proceeds, net	3,449,876	--
Cash provided in acquisition	--	500,000
Net cash provided by financing activities	3,539,763	1,708,093
Net increase (decrease) in cash and cash equivalents	2,093,804	348,152
Cash and cash equivalents, beginning of period	173,539	446,491
Cash and cash equivalents, end of period	$2,267,340	$794,643

See accompanying notes to consolidated condensed financial statements

BROADCAST INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (Unaudited)
June 30, 2006

NOTE 1 - BASIS OF PRESENTATION

In the opinion of management, the accompanying unaudited consolidated condensed financial statements of Broadcast International, Inc. (the “Company”) contain the adjustments, all of which are of a normal recurring nature, necessary to present fairly the financial position of the Company at June 30, 2006 and December 31, 2005 and the results of operations for the three and six months ended June 30, 2005 and 2006, respectively, with the cash flows for each of the six month periods ended June 30, 2005 and 2006, in conformity with U.S. generally accepted accounting principles.  The balance sheet information at December 31, 2005 is derived from audited consolidated financial statements; however, certain reclassifications, none of which were material, have been made to conform to the June 30, 2006 presentation.

These consolidated condensed financial statements should be read in conjunction with the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.  Operating results  for the six months ended June 30, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006.

NOTE 2 - GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We have incurred losses and have not demonstrated the ability to generate sufficient cash flows from operations to satisfy our liabilities and sustain operations. These factors raise substantial doubt about our ability to continue as a going concern.

Our continuation as a going concern is dependent on our ability to generate sufficient income and cash flow to meet our obligations on a timely basis and to obtain additional financing as may be required. We are actively seeking options to obtain additional capital and financing. We have commenced a private placement of up to $4,500,000 of our common stock, and as of June 30, 2006, we had raised $1,243,186 (see Note 9). There is no assurance we will be successful in our efforts. The accompanying statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - RECLASSIFICATIONS

Certain 2005 financial statement amounts have been reclassified to conform to 2006 presentations.

The results of operations for the six months ended June 30, 2006 include a $113,811 expense reduction in cost of sales with a corresponding increase in general and administrative expense for costs related to the three months ended March 31, 2006 for changes in operation related to our information systems department.

NOTE 4 - WEIGHTED AVERAGE SHARES

The computation of basic earnings (loss) per common share is based on the weighted average number of shares outstanding during each period.

The computation of diluted earnings per common share is based on the weighted average number of common shares outstanding during the period, plus the common stock equivalents that would arise from the exercise of stock options and warrants outstanding, using the treasury stock method and the average market price per share during the period.  Options and warrants to purchase 6,269,664 and 7,775,596 shares of common stock at prices ranging from $.02 to $45.90 per share were outstanding at June 30, 2006 and 2005, respectively, but were excluded for the calculation of diluted earnings per share because the effect of stock options and warrants was anti-dilutive.

NOTE 5 - STOCK COMPENSATION

Beginning on January 1, 2006, we began accounting for stock-based compensation   under the provisions of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (FAS 123R), which requires the recognition of the fair value of stock-based compensation. We have used the modified prospective application. Under the fair value recognition provisions for FAS 123R, stock-based compensation cost is estimated at the grant date based on the fair value of the awards expected to vest and recognized as expense ratably over the requisite service period of the award.  We have used the Black-Scholes valuation model to estimate fair value of our stock-based awards, which requires various judgmental assumptions including estimated stock price volatility, forfeiture rates, and expected life.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  Financial statements for periods prior to 2006 have not been restated. The following table illustrates our interim net income and earnings per share for the three and six months ended June 30, 2005 in accordance with FAS 123R.

	Three Months 2005	Six Months 2005

Net loss, as reported	(4,469,981)	(5,264,028)
Addback: Stock-based employee compensation expense determined under intrinsic value based method for all awards, net of related tax effects	--	--
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(52,427)	(177,194)

Pro forma net loss	(4,522,408)	(5,441,222)

Pro forma (loss) earnings per share: Basic and diluted - as reported	$ (.22)	$ (.25)

Basic and diluted - pro forma	$ (.22)	$ (.26)

We calculated the fair market value of each option award on the date of grant using the Black-Scholes option-pricing model. The following assumptions were used for the options granted for the six months ended June 30, 2006.

Risk-free interest rate	4.58% - 4.59%
Expected lives in years	10.0
Dividend yield	0
Expected volatility	85.80%

Net loss for the three and six months ended June 30, 2006 includes $84,962 and $571,712, respectively of non-cash stock-based compensation expense. Included in the three months ended June 30, 2006 is $74,600 for the vesting of unexpired options issued prior to January 1, 2006 and $10,362 (of a total of $51,808) for repriced options previously granted to executive management which is being recognized over the remaining vesting period. Included in the six months ended June 30, 2006 is $342,500 resulting from 175,000 options granted to two outside directors, $182,440 for the vesting of unexercised options issued prior to January 1, 2006, $26,048 for repriced options previously granted to non-executive management employees, and $20,724 (of a total of $51,808) for repriced options previously granted to executive management which is being recognized over the remaining vesting period. The impact on our results of operations for recording stock-based compensation under FAS 123R for the three and six months ended June 30, 2006 was as follows:

	Three Months	Six Months

General and administration	$ 37,754	$ 462,330
Research and development in process	47,208	109,382

Total	$ 84,962	$ 571,712

No common stock or options to purchase common stock of the Company were issued to employees for compensation during the six months ended June 30, 2005.

Due to unexercised options outstanding at June 30, 2006, we will recognize a total of $1,159,095 of compensation expense over the next three years for employees and consultants as a result of the adoption of FAS 123R based upon option award vesting parameters as shown below:

2006	$ 741,636
2007	251,221
2008	166,238
Total	$ 1,159,095

The following unaudited tables summarize option and warrant activity during the six months ended June 30, 2006.

	Options and Warrants Outstanding	Options or Warrants Price Per Share
Outstanding at December 31, 2005	8,122,747
Options granted	175,000	$2.25 - $2.30
Warrants issued	828,790	2.00
Expired	(2,854,567)	3.50 - 36.25
Forfeited	(2,306)	.55 - 4.00
Exercised	--
Outstanding at June 30, 2006	6,269,664	$0.02 - 45.90

	Outstanding			Exercisable
		Weighted
	Average	Weighted		Weighted
Range of	Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Prices	Outstanding	Life (years)	Price	Exercisable	Price

$0.02	1,524,168	3.75	$0.02	1,524,168	$0.02
0.04	248,383	4.09	0.04	248,383	0.04
0.33-0.55	987,423	6.36	0.53	987,423	0.53
2.00-6.25	3,505,290	2.72	4.88	3,123,123	2.74
9.50-11.50	2,800	3.78	10.61	2,800	10.61
36.25-45.90	1,600	4.17	41.08	1,600	41.08
.
$.02 - 45.90	6,269,664	4.81	$1.63	5,887,497	$1.57

NOTE 6- SIGNIFICANT ACCOUNTING POLICIES

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less to be cash equivalents.  At June 30, 2006 and December 31, 2005 we had bank balances in the excess of amounts insured by the Federal Deposit Insurance Corporation. We have not experienced any losses in such accounts, and believe we are not exposed to any significant credit risk on cash and cash equivalents.

Trade Account Receivables

Trade account receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. After the receivable becomes past due, it is on non-accrual status and accrual of interest is suspended.

Inventories

Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Patents

Patents represent initial legal costs incurred to apply for United States and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of June 30, 2006 three foreign countries had approved patent rights. While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to those with more resources to complete the development. On-going legal expenses incurred for patent follow-up have been expensed from July 2005 forward.

Amortization expense recognized on all patents totaled $315 and $385 for the three and six months ended June 30, 2006, respectively. Amortization for the three and six months ended June 30, 2005 was $139.

Estimated amortization expense, if all patents were issued at July 1, 2006, for each of the next five years is as follows:

Year ending December 31:
2006	$ 5,055
2007	10,110
2008	10,110
2009	10,110
2010	10,110

Long-Lived Assets

We review our long-lived assets, including patents, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future un-discounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations.

Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer that has an established network to provide installation, network management, satellite transponder and help desk, or a combination of these services, we recognize this revenue equally over the period of the agreement.  These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed, the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

When we enter into a multi-year contract to provide equipment, installation, network management, satellite transponder, help desk, or a combination of these services, to a customer for the establishment of a new network (or major upgrade to an existing network) where substantial revenue is earned for equipment sales and/or installation work performed at the beginning of the contact, compared to expected on-going future revenue, we normalize revenue recognition by deferring earned revenue over the contracted period. These agreements typically provide for additional fees, once the initial installations are completed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed, the associated revenue and cost are recognized in the period the work is completed.  Additionally, as immaterial numbers of new sites are added to the network, the associated revenue and cost are recorded in the period in which the work is completed.

When we enter into an agreement to perform equipment sales and/or installation-only services, the revenue and cost are recognized in the period the work is completed.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management’s expectations.

Our three largest customers’ sales revenues accounted for approximately 84% and 66% of total revenues, with combined balances representing approximately 83% and 17% of our outstanding accounts receivable for the six months ended June 30, 2006 and 2005, respectively. The three largest customers in 2006 are not the same as the three largest customers in 2005, as we lost one of those customers and gained a substantial new customer. Included in the numbers for 2006 above is our single largest customer for the six months ended June 30, 2006, which provided no revenue for the six months ended June 30, 2005; however, this customer accounted for 67% of our 2006 revenue and represented 70% of our accounts receivable on June 30, 2006. Any material reduction in revenues generated from any one of our largest customers could harm our results of operations, financial condition and liquidity.

Fair Value of Financial Instruments

Our financial instruments consist of cash, receivables, notes receivables, payables and notes payable.  The carrying amount of cash, receivables and payables approximates fair value because of the short-term nature of these items.  The aggregate carrying amount of the notes receivable and notes payable approximates fair value as the individual notes bear interest at market interest rates.

NOTE 7- SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

On May 16, 2005, we consummated a private placement of $3,000,000 (original) principal amount of 6% senior secured convertible notes with four institutional funds.  The senior secured convertible notes are due May 16, 2008 and were originally convertible into 1,200,000 shares of common stock of the Company. Additionally, we issued to the note holders a total of 600,000 A warrants and 600,000 B warrants to purchase common stock with an exercise price of $2.50 and $4.00, respectively. On March 16, 2006, we entered into a waiver and amendment agreement (discussed below), which adjusted the conversion rate of the notes and exercise price of the warrants. The warrants and the embedded conversion feature and prepayment provision of the senior secured convertible notes have been accounted for as derivatives pursuant to EITF 00-19 and SFAS No. 133.

On April 21, 2006, two of the institutional funds converted an aggregate of $500,000 of their convertible notes into 333,334 shares of common stock of the Company. Upon completion of this conversion, the principal balance of the senior secured convertible notes was reduced from $3,000,000 to $2,500,000.

The conversion feature and the prepayment provision of the notes were accounted for as embedded derivatives and valued on the transaction date using a Black-Scholes pricing model.  The warrants were accounted for as derivatives and were valued on the transaction date using a Black-Scholes pricing model as well.  At the end of each quarterly reporting date, the values of the derivatives are evaluated and adjusted to current fair value.  The note conversion feature and the warrants may be exercised at any time and, therefore, have been reported as current liabilities.  The prepayment provision may not be exercised by us until May 16, 2007, and then only in certain limited circumstances.  For all periods since the issuance of the senior secured convertible notes, the derivative value of the prepayment provision has been nominal and has not had any offsetting effect on the valuation of the conversion feature of the notes.

As of June 30, 2006, we recorded an aggregate derivative liability of $2,122,700. The $889,300 change in valuation from the December 31, 2005 balance of $3,012,000 included $646,800 representing the value of the notes conversion feature of the 333,334 shares converted (as noted above) on the conversion date, and $244,500 for the change in fair market value of A and B warrants and conversion feature of the remaining $2,500,000 principal amount of the notes at June 30, 2006. The aggregate derivative liability of $2,122,700 included $1,066,700 for the conversion feature and $1,056,000 for the warrants.  These values were calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate of 5.13%; (ii) expected life (in years) of 1.88 for the conversion feature and 3.88 for the warrants; (iii) expected volatility of 86.53%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $1.40 per share.

The remaining principal value of $2,500,000 of the senior secured convertible notes is being accreted over the term of the obligations, for which $222,223 and $472,222 was included in interest expense for the three and six months ended June 30, 2006, respectively. The notes bear a 6% annual interest rate payable semi-annually, and for the three and six months ended June 30, 2006, $39,083 and $84,083 was recorded as interest expense, respectively.

The senior secured convertible notes required that we secure an effective registration statement with the Securities and Exchange Commission within 120 days from May 16, 2005 (September 13, 2005). Section 4(a) of the senior secured convertible notes enumerates circumstances that are considered an event of default. The remedies for default provide that if an event of default occurs and is continuing, the holders may declare the entire then outstanding principal amount of the notes and any accrued and unpaid interest thereon to be immediately due and payable in cash.  We were in default under Section 4(a)(viii), related to the effective date of our registration statement, beginning September 13, 2005 until February 3, 2006, at which time the event of default was cured and is no longer continuing.  During the default period, we incurred an aggregate amount due the note holders of $284,000 of which $66,000 was recorded as interest expense in the three months ended March 31, 2006, and all of which was forgiven by the note holders per the waiver and amendment agreement.

On March 16, 2006, we entered into a waiver and amendment agreement with the four institutional funds regarding our above-mentioned default. Under the terms of the waiver, the institutional funds waived any and all defaults under the senior secured convertible notes and related transaction agreements.  In consideration for the $284,000 owed the funds, we and the funds agreed to amend the transaction agreements as follows: (i) Section 3.12 of the securities purchase agreement was deleted, which provision gave the funds a preemptive right to acquire any new securities issued by us; (ii) Section 3.15(c) of the securities purchase agreement was deleted, which provision prohibited us from completing a private equity or equity-linked financing; (iii) the conversion price, at which the notes are convertible into shares of our common stock, was amended to be $1.50 instead of $2.50; (iv) the exercise price, at which all warrants (A warrants and B warrants) held by the funds are exercisable, was changed to $2.00; and (v) the notes were amended by adding a new event of default, which is that if we fail to raise and receive at least $3,000,000 in cash net proceeds through one or more private or public placements of our securities by September 30, 2006, we will be in default under the notes.  Due to applicable anti-dilution provisions, subsequent sales of our common stock at $1.50 per share pursuant to our private placement offering (see Note 9) have caused the exercise price of both the A warrants and the B warrants to be reduced further to $1.50 per share.

NOTE 8- ACQUISITION OF VIDEO PROCESSING TECHNOLOGIES, INC.

On January 27, 2006, we acquired 100% of the common stock of Video Processing Technologies Inc. (VPTI) in exchange for an aggregate of 994,063 shares of our common stock. Prior to the acquisition, VPTI had entered into a license agreement with the University of California, San Diego, related to certain patent pending technology which management of our company anticipates incorporating into the CodecSys technology.

The following pro forma condensed combined balance sheets have been prepared using the historical financial statements of Broadcast International, Inc. (audited) and Video Processing Technologies, Inc. (unaudited). VPTI was formed on December 12, 2005 and had no revenues or expenses in 2006 prior to the acquisition. These statements of operations assume the acquisition had occurred on December 31, 2005.

Consolidated Condensed Balance Sheets

	Broadcast International as of December 31, 2005	Video Processing Technologies as of December 31, 2005 (Unaudited)	Pro Forma Adjustments	Pro Forma Combined BI and VPTI

Cash	$446,491	$500,000	$--	$946,491
Other current assets	2,011,253	25,000	--	2,036,253
Total current assets	2,457,744	525,000	--	2,982,744
Total non-current assets	1,431,302	100,000	--	1,531,302
Total assets	$3,889,046	$625,000	$--	$4,514,046
Total current liabilities	$5,568,255	$--	$--	$5,568,255
Total liabilities	6,898,533	--	--	6,898,533
STOCKHOLDERS DEFICIT
Owners’ equity	23,078,615	625,000	1,363,126	25,066,741
Accumulated deficit	(26,088,102)	--	(1,363,126)	(27,451,228)
Total liabilities and stockholders’ deficit	$3,889,046	$625,000	$--	$4,514,046

Pro Forma Adjustments represent retirement of VPTI owners’ equity and excess between the fair value of assets acquired and market value of equity exchanged.

NOTE 9- SUPPLEMENTAL CASH FLOW INFORMATION

On January 27, 2006, we acquired 100% of the common stock of Video Processing Technologies Inc. (VPTI) in exchange for an aggregate of 994,063 shares of our common stock. In this transaction, we recognized $1,363,126 as non-cash research and development in process expense. See Note 8.

On February 27, 2006, the board of directors approved a private placement offering in anticipation of raising up to $4,500,000 by selling 3,000,000 shares of common stock of the Company at a price of $1.50 per share. Additionally, the purchaser of each share will receive a warrant to acquire one share of common stock of the Company. The warrants have a three-year exercise period and are exercisable at a $2.00 exercise price. As of June 30, 2006, we had raised proceeds of $1,243,185 from the sale of 828,790 shares of common stock.

In March 2006, we issued 766,666 shares of our common stock to two corporations, which provide investor relations services for the Company. The value of these shares of $1,724,999 was recorded as a prepaid expense and will be recognized over the service periods as follows:

$1,187,499
487,500
50,000
1,724,999

During the quarter ended March 31, 2005, we entered into private placement transactions with qualified investors pursuant to which we sold 41,666 shares of common stock resulting in $124,980 in proceeds, which concluded the funding provided under this offering. In each of the transactions, each purchased share included an attached warrant to acquire one share of our common stock within one year at a purchase price of $.50 per share greater than the subscription price of the share purchased, all of which expired before March 31, 2006 and were not exercised.

On December 23, 2003, the Company entered into a convertible line of credit for up to $1,000,000 with Meridel LTD and Pascoe Holdings LTD, both foreign corporations. The Company obtained advances as needed to fund operating expenses. On June 30, 2004, the line of credit was amended to increase the limit from $1,000,000 to $2,000,000 with the original due date of the line of credit extended from March 31, 2005 to April 1, 2006. Any portion of the note under the line of credit was convertible at the lenders’ sole discretion for common shares of the Company at the rate of $1.00 per share. During the quarter ended March 31, 2005, we borrowed $449,876, increasing the aggregate amount borrowed to $844,966. The note bears an annual interest rate of 6%. Accrued interest, however, is forgiven upon conversion pursuant to the terms of the line of credit. During the six months ended June 30, 2005, we recorded $449,876 as convertible beneficial conversion feature associated with the advances made under the line of credit. This amount is included in interest expense. On December 30, 2005, all amounts borrowed on the line of credit were converted to common stock of the Company.

We paid no interest for the six months ended June 30, 2005; however, we paid $87,833 for interest expense in the six months ended June 30, 2006. No cash payments for income taxes were made during the six months ended June 30, 2006 or 2005.

NOTE 10 - RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, which amends Accounting Principles Board Opinion No. 29, Accounting for Nonmonetary Transactions.  The guidance in APB Opinion 29 is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  The guidance in APB Opinion 29, however, included certain exceptions to that principle.  SFAS 153 amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  SFAS 153 is effective for fiscal periods beginning after June 15, 2005.  We do not expect that the adoption of SFAS 153 will have a material impact on our financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123R, Share Based Payment, which requires companies to measure and recognize compensation expense for all stock based payments at fair value.  SFAS 123R is effective for interim periods or the fiscal year beginning after December 15, 2005 and, thus, we have adopted 123R effective January 1, 2006. As of June 30, 2006, we will recognize $1,159,095 of compensation expense for employees and consultants a result of the adoption of 123R over the next three years. See Note 5.

In December 2004, the FASB issued FASB Staff Position No. FAS 109-1 (“FAS 109-1”), “Application of FASB Statement No. 109, “Accounting for Income Taxes,” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004 (“AJCA”). The AJCA introduces a special 9% tax deduction on qualified production activities. FAS 109-1 clarifies that this tax deduction should be accounted for as a special tax deduction in accordance with Statement 109. The Company does not expect the adoption of these new tax provisions to have a material impact on the Company’s consolidated financial position, results of operations, or cash flows.

In May 2005, the FASB issued Statement 154, Accounting Changes and Error Corrections, which requires retrospective application (the application of the changed accounting principle to previously issued financial statements as if that principle had always been used) for voluntary changes in accounting principle unless it is impracticable to do

so.  Previously, the cumulative effect of such changes was recognized in net income of the period of the change.  The effective date is for changes made in fiscal years beginning after December 15, 2005.

In June 2005, the Emerging Issues Task Force issued three consensuses that are subject to later ratification by the FASB:

The first consensus is EITF 04-5 which establishes a framework for evaluating whether a general partner or a group of general partners controls a limited partnership and therefore should consolidate it.  Unless the limited partners have “kick-out rights” allowing them to dissolve or liquidate the partnership or otherwise remove the general partner “without cause,” or “participating rights” allowing the limited partners to participate in significant decisions made in the ordinary course of the partnership’s business, the general partner(s) hold effective control and should consolidate the limited partnership.  This would be effective immediately for newly-formed limited partnerships and for existing limited partnership agreements that are modified.  For existing limited partnership agreements that are not modified, it would be effective for the beginning of the first reporting period after December 15, 2005.  We do not expect the adoption of EITF 04-5 will have a material impact on our consolidated financial position, results of operations or cash flows.

The second consensus is EITF 05-2 which provides guidance for issuers of debt and preferred stock instruments with conversion features that may need to be accounted for as derivatives.  We do not expect the adoption of EITF 05-2 will have a material impact on our consolidated financial position, results of operations or cash flows.

The third consensus is EITF 05-6, “Determining the Amortization Period for Leasehold Improvements.”  The guidance requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase.  The guidance is effective for periods beginning after June 29, 2005.  We do not expect the adoption of EITF 05-6 will have a material impact on our consolidated financial position, results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.”  SFAS 155 amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  SFAS 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  SFAS 155 is effective for all financial instruments acquired or issued after December 31, 2006.  We are currently evaluating the impact of SFAS 155.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes (an interpretation of FASB Statement No. 109)” which is effective for fiscal years beginning after December 15, 2006 with earlier adoption encouraged. This interpretation was issued to clarify the accounting for uncertainty in income taxes recognized in the financial statements by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. We are currently evaluating the potential impact of this interpretation.

APPENDIX A

ARTICLES OF AMENDMENT AND RESTATEMENT

OF THE

ARTICLES OF INCORPORATION

OF

BROADCAST INTERNATIONAL, INC.

Pursuant to the provisions of the Utah Revised Business Corporation Act, as amended (the “Act”), Broadcast International, Inc. hereby adopts the following Articles of Amendment and Restatement of its Articles of Incorporation, as previously amended and restated, with the intent that this amendment constitutes a restatement of such Articles of Incorporation and supersedes the existing Articles of Incorporation, as previously amended and restated:

1.

The name of the corporation is Broadcast International, Inc. (the “Corporation”).

2.

The Articles of Incorporation of the Corporation, as previously amended and restated, are hereby amended and restated in their entirety, and the text of the amendment and restated Articles of Incorporation is set forth as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF BROADCAST INTERNATIONAL, INC.

ARTICLE I  NAME

The name of the Corporation is Broadcast International, Inc.

ARTICLE II  DURATION

The duration of the Corporation is perpetual.

ARTICLE III  PURPOSES

The purpose or purposes for which the Corporation is organized are:

a.

To engage in and carry on the business of installing, managing and supporting communication networks that utilize satellite, Internet streaming, WiFi and other delivery technologies and methods, whether as a holding company or otherwise.

b.

To engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act, as amended; and to do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated, in any part of the world, as principals, agents, partners, trustees or otherwise, either alone or in conjunction with any other person, company or entity.

c.

The foregoing clauses shall be construed both as purposes and powers and shall not be held to limit or restrict in any manner the general powers of the Corporation, and the enjoyment and exercise thereof, as conferred by the laws of the State of Utah; and it is the intention that the purposes and powers specified in each of the paragraphs of this Article III shall be regarded as independent purposes and powers.

ARTICLE IV  STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is TWO HUNDRED MILLION (200,000,000), of which TWENTY MILLION (20,000,000) shall be shares of preferred stock, no par value per share (hereinafter called “Preferred Stock”), and ONE HUNDRED EIGHTY MILLION (180,000,000) shall be shares of common stock, $.05 par value per share (hereinafter called “Common Stock”).

The designation, power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each class of stock, and the express grant of authority to the board of directors to fix by resolution the designation, power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each share of Preferred Stock which are not fixed by these Articles of Incorporation, are as follows:

a.

Preferred Stock

i.

Number; Series.  The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation, subject to the limitations prescribed by law and in accordance with the provisions hereof, the board of directors being hereby expressly vested with authority to adopt any such resolution or resolutions.  The authority of the board of directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

(1)

The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the board of directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the board of directors;

(2)

The dividend rate of such series, the conditions and times upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or on the other series of the same class, and whether dividends shall be cumulative or noncumulative;

(3)

The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(4)

Whether or not the shares of the series shall be subject to the operation of retirement or sinking fund provisions to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(5)

Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

(6)

Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, subject to the limitations hereinafter set forth, the terms of such voting rights;

(7)

The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution, or upon distribution of assets of the Corporation; and

(8)

Any other powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

ii.

Dividends.  The holders of the shares of Preferred Stock of each series shall be entitled to receive, when and as declared by the board of directors, out of the funds legally available for the payment of dividends, dividends at the rate fixed by the board of directors for such series for the current period and, if cumulative, for all prior periods for which such dividends are cumulative, and no more, before any dividends, other than dividends payable in Common Stock, shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

Whenever, at any time, dividends on the then outstanding Preferred Stock as may be required with respect to any series outstanding shall have been paid or declared and set apart for payment on the then outstanding Preferred Stock, and after complying with respect to any retirement or sinking fund or funds for all applicable series of Preferred Stock, the board of directors may, subject to the provisions of the resolution or resolutions creating the series of Preferred Stock, declare and pay dividends on the Common Stock as provided in paragraph b.i. of this Article IV, and the holders of shares of Preferred Stock shall not be entitled to share therein, except as otherwise provided in the resolution or resolutions creating any series.

iii.

Liquidation; Dissolution.  The holders of the Preferred Stock of each series shall be entitled upon liquidation or dissolution of the Corporation to such preferences as are provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock.  Whenever the holders of shares of the Preferred Stock shall have been paid the full amount to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share in all assets of the Corporation remaining as provided in paragraph b.ii. of this Article IV.  If, upon such liquidation, dissolution or winding up, the assets of the Corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed ratably among such holders in proportion to the respective total amounts which they shall be entitled to receive as provided in this paragraph iii.

iv.

Voting.  Except as otherwise provided by a resolution or resolutions of the board of directors creating any series of Preferred Stock or by the Utah Revised Business Corporation Act, as amended, the Common Stock issued and outstanding shall have and possess the exclusive power to vote for the election of directors and for all other purposes as provided in paragraph b.iii. of this Article IV.

v.

Preemptive Rights.  Except as may be provided in the resolution or resolutions of the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of the Preferred Stock of the Corporation shall, as such holder, be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock, but all such additional shares of stock of any class, or bonds, debentures or other securities convertible into or exchangeable for stock, may be issued and disposed of by the board of directors on such terms and for such consideration, so far as may be permitted by law, and to such persons, as the board of directors in its absolute discretion may deem advisable.

b.

Common Stock

i.

Dividends.  Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of the Articles of Incorporation, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the board of directors from time to time out of assets or funds of the Corporation legally available therefor.

ii.

Liquidation; Dissolution.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment or provision for payment to the holders of each series of Preferred Stock of all amounts required in accordance with paragraph a.iii of this Article IV, the remaining assets and funds of the Corporation shall be divided equally among and paid to the holders of Common Stock.

iii.

Voting.

(1)

At every meeting of the shareholders, every holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of such stock standing in his or her name on the stock transfer records of the Corporation.

(2)

No shareholder shall have the right to cumulate votes in the election of directors.

ARTICLE V  SHAREHOLDER RIGHTS

a.

The authorized shares of stock of the Corporation may be issued at such time, upon such terms and conditions, and for such consideration as the board of directors of the Corporation shall determine.  Shareholders shall not have preemptive rights to acquire unissued shares of the stock of the Corporation.

b.

Subject to any limitations or restrictions set forth in the Utah Revised Business Corporation Act, as amended, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE VI  BYLAWS

The board of directors of the Corporation is authorized to make, amend or repeal the Bylaws of the Corporation.  The Bylaws of the Corporation may also be amended from time to time or repealed in accordance with the Utah Revised Business Corporation Act, as amended.

ARTICLE VII  LIMITATION OF LIABILITY AND INDEMNIFICATION

a.

Limitation of Directors’ Liability.  The liability of the directors of the Corporation for breach of fiduciary duty, monetary damages or otherwise shall be eliminated to the fullest extent permitted under Utah law.  In the event Utah law is amended or adjudicated to decrease or limit in any manner the protection or rights available to directors, such amendment or adjudication shall not be retroactively applied in determining the personal liability of a director pursuant to this Article VII prior to the effectiveness of such amendment or adjudication, unless otherwise required by law.

b.

Indemnification.  The Corporation shall provide indemnification to the officers and directors of the Corporation to the fullest extent permitted under Utah law.

c.

Repeal or Modification.  Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any limitation of liability or right of indemnification with respect to any director or officer of the Corporation relating to acts or omissions occurring prior to such repeal or modification.

3.

The foregoing amendment and restatement of the Corporation’s Articles of Incorporation does not provide for an exchange, reclassification or cancellation of issued shares.

4.

The foregoing amendment and restatement of the Corporation’s Articles of Incorporation was adopted by the shareholders of the Corporation at a Special Meeting of Shareholders held on October 16, 2006 (the “Special Meeting”) in accordance with the requirements of the Act.

5.

Upon the adoption of the foregoing amendment and restatement to the Corporation’s Articles of Incorporation, the Corporation had one class of shares outstanding, designated as Common Stock, par value $0.05 per share, of which ________________ shares were outstanding.  For purposes of adopting the foregoing amendment and restatement, the holders of outstanding shares of Common Stock voted together as a single voting group.

6.

The outstanding shares of Common Stock were each entitled to one (1) vote per share on the amendment and restatement.  The total number of votes indisputably represented at the Special Meeting with respect to approval of the amendment and restatement by the holders of the Common Stock was ______________.  The number of shares voted in favor of the amendment and restatement was _________________.  The number of votes cast for the amendment and restatement by the holders of the Common Stock was sufficient for approval of the amendment and restatement.

DATED this __________ day of October, 2006.

BROADCAST INTERNATIONAL, INC.

By:

Rodney M. Tiede

President